UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

December 31, 2008

Columbia High Yield Municipal Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this step. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

A diversified portfolio is one of the keys to successful long-term investing. Diversification is the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help lower risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having the right investment mix doesn’t mean that the value of holdings will never go down, but rather helps strike the right balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major effect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The Board of Trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

Fund Profile – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 12/31/08

–21.45% Class A shares (without sales charge)

–2.49% Barclays Capital Municipal Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended December 31, 2008, the fund’s Class A shares returned negative 21.45% without sales charge. The fund underperformed its benchmark, the Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index), which returned negative 2.49%.[1] The index includes only investment grade municipal bonds. In a challenging period for high yield municipal bonds, the fund’s losses were a little less severe than the average fund in its peer group, the Lipper High Yield Municipal Debt Funds Classification, which returned negative 23.20%.[2] We believe that the fund had less exposure to tobacco holdings and to non-investment grade bonds, which helped it stem losses relative to its peer group.

■

As investors shunned risk, both tobacco and non-investment grade bonds underperformed during the period. Tobacco bonds are typically issued by states and counties and are backed by revenues from a multi-billion dollar settlement with the tobacco industry. Demand for these bonds waned as investor flows into municipal bond funds slowed and risk aversion rose during the period. Among other fund holdings, those exposed to the real estate market were weak performers. In particular, bonds issued for new housing developments underperformed, as did bonds issued by continuing care retirement centers. These retirement communities depend on people being able to sell their homes in order to fund their entrance fees. Also, bonds used to finance the National Sports Museum (near the site of the World Trade Center in New York City) defaulted as the number of visitors failed to meet expectations in its first six months of operation. The best performers were very short maturity, higher quality bonds, particularly refunded bonds, which are secured by escrow accounts that usually hold federal securities.

■

Stresses on the balance sheets of investment and commercial banks and the reduced number of buyers in the municipal market resulted in uncertain demand for bonds, particularly toward the end of the period. Therefore, we focused on maintaining a high level of liquidity in the fund by increasing cash and holding very high quality refunded bonds. We believe that hedge funds and other nontraditional buyers of municipal bonds are unlikely to re-enter the municipal market for some time and that stronger demand for lower quality bonds will return slowly, starting with bonds rated in the A and BBB categories. At the end of the reporting period, the fund continued to hold more than half its assets in investment-grade bonds, including approximately 25% in bonds rated in the BBB category. The fund also had about 10% of its assets invested in refunded bonds.

Portfolio Management

Maureen G. Newman has managed the fund since November 1998 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield or “junk” bonds offer the potential for higher income than investments in investment-grade bonds, but also involves a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments.

[1]

The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia High Yield Municipal Fund

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.72

*	The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 12/31/08 ($)
Class A	7.88
Class B	7.88
Class C	7.88
Class Z	7.88

Distributions declared per share

07/01/08 - 12/31/08 ($)
Class A	0.26
Class B	0.22
Class C	0.23
Class Z	0.27

A portion of the fund’s income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund’s ordinary income, and is taxable when distributed.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 01/01/99 – 12/31/08 ($)
Sales charge:	without	with
Class A	11,067	10,539
Class B	10,542	10,542
Class C	10,643	10,643
Class Z	11,283	n/a

The table above shows the performance in value of a hypothetical $10,000 investment in each share class of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 12/31/08 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/84
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–21.45	–25.15	–21.75	–25.57	–21.69	–22.46	–21.37
1-year	–23.04	–26.71	–23.62	–27.27	–23.44	–24.17	–22.88
5-year	–2.36	–3.31	–3.09	–3.41	–2.95	–2.95	–2.16
10-year	1.02	0.53	0.53	0.53	0.63	0.63	1.21

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to its inception. Class B and Class C performance information includes returns of Class A shares for the period from July 31, 2000 through July 15, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares (or Class A shares) and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered July 15, 2002, and Class Z shares were initially offered on March 5, 1984.

Understanding Your Expenses – Columbia High Yield Municipal Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

07/01/08 – 12/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	785.50	1,020.47	4.23	4.79	0.94
Class B	1,000.00	1,000.00	782.48	1,016.69	7.59	8.59	1.69
Class C	1,000.00	1,000.00	783.08	1,017.44	6.92	7.83	1.54
Class Z	1,000.00	1,000.00	786.31	1,021.48	3.33	3.77	0.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds – 92.7%

	Par ($)	Value ($)
Education – 5.8%
Education – 2.7%
CA Municipal Finance Authority
Biola University, Series 2008,
5.875% 10/01/34	1,500,000	1,055,460

CA Statewide Communities Development Authority
San Francisco Art Institute, Series 2002,
7.375% 04/01/32	500,000	366,890

FL Broward County Educational Facilities Authority
Nova Southeastern University, Series 2004,
5.625% 04/01/34	925,000	615,551

NC Capital Facilities Finance Agency
Meredith College, Series 2008,
6.000% 06/01/31	1,300,000	943,293

OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007,
5.500% 03/01/37	2,900,000	1,921,308

PA Higher Education Facilities Authority
Edinboro University, Series 2008,
5.875% 07/01/38	2,200,000	1,440,604
Philadelphia University, Series 2004 A, 5.125% 06/01/25	1,100,000	761,057

VT Education & Health Buildings Agency
Vermont Law School Project, Series 2003 A,
5.500% 01/01/33	500,000	344,410

WI Health & Educational Facilities Authority
Medical College of Wisconsin, Series 2008 A,
5.250% 12/01/35	5,000,000	3,738,550

WV University
Series 2000 A, Insured: AMBAC:
(a) 04/01/19	1,250,000	743,225
(a) 04/01/25	2,750,000	1,065,625

Education Total		12,995,973

	Par ($)	Value ($)
Prep School – 1.2%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences, Series 1998,
6.000% 08/01/28(b)	915,000	670,283

IL Finance Authority
Chicago Charter School Foundation, Series 2007,
5.000% 12/01/36	1,750,000	1,000,283

KY Louisville & Jefferson County Metropolitan Government
Assumption High School, Inc., Series 2006,
5.000% 10/01/35	1,500,000	1,028,400

MA Health & Educational Facilities Authority
Learning Center for Deaf Children, Series 1999 C,
6.100% 07/01/19	1,000,000	799,400

MI Conner Creek Academy
Series 2007, 5.000% 11/01/26	2,540,000	1,613,560

MI Summit Academy North
Series 2005, 5.500% 11/01/35	750,000	462,750

Prep School Total		5,574,676

Student Loan – 1.9%
CT Higher Education Supplemental Loan Authority
Family Education Loan Program, Series 2005 A, AMT, Insured: MBIA
4.375% 11/15/21	1,085,000	839,975

MA Educational Financing Authority
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	2,500,000	2,343,425

NE Nebhelp, Inc.
Series 1993 A-6, AMT, Insured: MBIA 6.450% 06/01/18	4,000,000	4,068,840

NM Educational Assistance Foundation
Series 1996 A-2, AMT, 6.650% 11/01/25	1,915,000	1,854,026

Student Loan Total		9,106,266

Education Total		27,676,915

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care – 34.0%
Continuing Care Retirement – 16.8%
CA La Verne
Brethren Hillcrest Homes, Series 2003 B, 6.625% 02/15/25	685,000	502,160

CO Health Facilities Authority
Christian Living Communities, Series 2006 A: 5.750% 01/01/26	500,000	310,795
5.750% 01/01/37	1,500,000	830,985
Covenant Retirement Communities, Inc., Series 2005,
5.000% 12/01/35	2,900,000	1,567,624

FL City of Lakeland
Series 2008: 6.250% 01/01/28	675,000	465,386
6.375% 01/01/43	2,250,000	1,357,762

FL Lee County Industrial Development Authority
Shell Point Village, Series 2007, 5.000% 11/15/29	4,000,000	2,306,320

FL Orange County Health Facilities Authority
Orlando Lutheran: Series 2005, 5.700% 07/01/26	1,000,000	618,090
Series 2007: 5.500% 07/01/32	350,000	195,353
5.500% 07/01/38	1,750,000	937,020

FL Palm Beach County Health Facilities Authority
Abbey Delray South, Series 2003, 5.350% 10/01/14	1,250,000	1,125,087

FL Sarasota County Health Facility Authority
Village on the Isle, Series 2007, 5.500% 01/01/32	3,000,000	1,623,210

FL St. John’s County Industrial Development Authority
Glenmoor at St. John’s, Inc., Series 2006 A, 5.375% 01/01/40	4,275,000	2,307,816
Ponte Vedra, Inc., Series 2007, 5.000% 02/15/27	2,765,000	1,732,438

	Par ($)	Value ($)
GA Fulton County
Canterbury Court, Series 2004 A, 6.125% 02/15/34	1,000,000	620,450
Lenbrook, Series 2006 A: 5.000% 07/01/17	2,000,000	1,504,740
5.000% 07/01/29	3,000,000	1,706,550

GA Savannah Economic Development Authority
Marshes of Skidaway, Series 2003 A: 7.400% 01/01/24	500,000	390,460
7.400% 01/01/34	3,000,000	2,197,110

IA Finance Authority
Deerfield Retirement Community, Inc., Series 2007 A,
5.500% 11/15/27	1,135,000	646,167

IL Finance Authority
Lutheran Senior Services, Series 2006, 5.125% 02/01/26	2,000,000	1,467,820
Sedgebrook, Inc., Series 2007 A,
6.000% 11/15/37	5,000,000	2,715,000
Tabor Hills Supportive Living, Series 2006, 5.250% 11/15/36	2,000,000	1,039,340
Washington & Jane Smith Community: Series 2003 A,
7.000% 11/15/32	1,000,000	726,980
Series 2005 A, 6.250% 11/15/35	2,750,000	1,789,782

IN Health & Educational Facilities Financing Authority
Baptist Homes of Indiana, Inc., Series 2005, 5.250% 11/15/35	2,750,000	1,953,930

KS Lenexa
Lakeview Village, Inc., Series 2007, 5.500% 05/15/39	4,250,000	2,083,435

KS Manhattan
Manhattan Health Care Facility, Series 2007 A, 5.000% 05/15/29	2,680,000	1,515,942

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
MA Boston Industrial Development Financing Authority
Springhouse, Inc., Series 1998,
5.875% 07/01/20	385,000	276,495

MA Development Finance Agency
Linden Ponds, Inc., Series 2007 A:
5.750% 11/15/35	700,000	364,280
5.750% 11/15/42	3,530,000	1,780,355
Loomis House, Inc.: Series 1999 A,
5.625% 07/01/15	650,000	586,339
Series 2002 A, 6.900% 03/01/32	220,000	170,100

MD Howard County
Columbia Vantage House Corp.: Series 2007 A, 5.250% 04/01/33	1,990,000	1,083,296
Series 2007 B, 5.250% 04/01/37	1,500,000	792,240

MD Westminster Economic Development Authority
Carroll Lutheran Village, Inc., Series 2004 A, 6.250% 05/01/34	1,750,000	1,130,990

MI Kentwood Economic Development Corp.
Holland Home, Series 2006 A, 5.375% 11/15/36	2,500,000	1,435,825

MI Meridian Economic Development Corp.
Burcham Hills Retirement Center II, Series 2007 A-1,
5.250% 07/01/26	1,015,000	584,193

MN Columbia Heights
Crest View Corp., Series 2007 A:
5.550% 07/01/27	1,000,000	615,990
5.700% 07/01/42	2,000,000	1,130,900

MO Health & Educational Facilities Authority
Lutheran Senior Services, Series 2007 A, 4.875% 02/01/27	3,000,000	2,100,540

MO St. Louis Industrial Development Authority
St. Andrew’s Resources for Seniors, Series 2007 A:
6.250% 12/01/26	2,000,000	1,413,720
6.375% 12/01/41	3,000,000	1,961,940

	Par ($)	Value ($)
MT Facility Finance Authority
St. John’s Lutheran Ministries, Inc., Series 2006 A,
6.125% 05/15/36	1,000,000	593,570

NH Higher Educational & Health Facilities Authority
Rivermead at Peterborough, Series 1998:
5.625% 07/01/18	500,000	371,170
5.750% 07/01/28	1,665,000	1,032,400

NJ Economic Development Authority
Lions Gate, Series 2005 A:
5.750% 01/01/25	400,000	265,720
5.875% 01/01/37	1,330,000	801,671
Seabrook Village, Inc., Series 2006, 5.250% 11/15/36	2,250,000	1,228,612

NY Broome County Industrial Development Agency
Good Shepherd Village at Endwell, Series 2008 A, 6.875% 07/01/40	1,750,000	1,202,022

NY East Rochester Housing Authority
Woodland Village Project, Series 2006, 5.500% 08/01/33	1,700,000	994,398

NY Nassau County Industrial Development Agency
Amsterdam at Harborside, Series 2007 A, 6.700% 01/01/43	4,000,000	2,727,800

PA Bucks County Industrial Development Authority
Ann’s Choice, Inc., Series 2005 A, 6.250% 01/01/35	1,750,000	1,101,747

PA Chartiers Valley Industrial & Commercial Development Authority
Asbury Health Center, Series 1999, 6.375% 12/01/24	750,000	575,738
Friendship Village of South Hills, Series 2003 A, 5.750% 08/15/20	1,000,000	798,050

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
PA Delaware County Authority
Dunwoody Village, Series 2003 A,
5.375% 04/01/17	750,000	675,810

PA Lancaster County Hospital Authority
Brethren Village, Series 2008 A:
6.375% 07/01/30	1,000,000	709,540
6.500% 07/01/40	250,000	171,878

PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community: Series 2005:
6.125% 02/01/28	1,400,000	884,072
6.250% 02/01/35	1,350,000	818,532
Series 2008, 7.000% 02/01/36	2,000,000	1,412,080

SC Jobs Economic Development Authority
Lutheran Homes, Series 2007:
5.375% 05/01/21	1,000,000	690,570
5.500% 05/01/28	1,100,000	673,497
Wesley Commons, Series 2006, 5.300% 10/01/36	2,500,000	1,337,900

TN Johnson City Health & Educational Facilities Authority
Appalachian Christian Village, Series 2004 A, 6.250% 02/15/32	250,000	159,940

TN Metropolitan Government Nashville & Davidson County
Blakeford at Green Hills, Series 1998, 5.650% 07/01/24	1,825,000	1,207,329

TN Shelby County Health Educational & Housing Facilities Board
Germantown Village: Series 2003 A, 7.250% 12/01/34	675,000	465,021
Series 2006, 6.250% 12/01/34	500,000	298,610

TX Abilene Health Facilities Development Corp.
Sears Methodist Retirement Center: Series 1998 A,
5.900% 11/15/25	1,350,000	858,398

	Par ($)	Value ($)
Series 2003 A, 7.000% 11/15/33	800,000	541,448

TX HFDC of Central Texas, Inc.
Legacy at Willow Bend, Series 2006 A, 5.750% 11/01/36	2,100,000	1,205,946
Village at Gleannloch Farms, Series 2006 A, 5.500% 02/15/37	1,850,000	1,044,103

VA Suffolk Industrial Development Authority
Lake Prince Center, Series 2006, 5.150% 09/01/24	750,000	477,533

WI Health & Educational Facilities Authority
Clement Manor, Series 1998, 5.750% 08/15/24	2,200,000	1,535,314
Milwaukee Catholic Home, Series 2006, 5.000% 07/01/26	750,000	541,703
Three Pillars Senior Living Communities: Series 2003,
5.600% 08/15/23	790,000	661,815
Series 2004 A, 5.500% 08/15/34	870,000	633,003
United Lutheran Program for the Aging, Series 1998,
5.700% 03/01/28	750,000	495,780

Continuing Care Retirement Total		80,857,675

Health Services – 0.5%
CO Health Facilities Authority
National Jewish Medical & Research Center, Series 1998,
5.375% 01/01/23	1,080,000	782,093

MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999:
5.650% 02/01/19	370,000	281,577
5.750% 02/01/29	550,000	371,608

MN Minneapolis & St. Paul Housing & Redevelopment Authority
HealthPartners: Series 2003,
5.875% 12/01/29	400,000	292,712
Series 2006, 5.250% 05/15/23	1,000,000	688,400

Health Services Total		2,416,390

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Hospitals – 13.6%
AZ Health Facilities Authority
Phoenix Memorial Hospital, Series 1991, 8.125% 06/01/12(c)	1,802,306	18,023

AZ Yavapai County Industrial Development Authority
Yavapai Community Hospital Association, Series 2008 B,
5.625% 08/01/37	3,500,000	2,323,825

CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association, Series 2003 C, 5.375% 03/01/21	500,000	393,780

CA Health Facilities Financing Authority
Catholic Health Care West, Series 2004 G, 5.250% 07/01/23	500,000	429,250

CA Turlock
Emanuel Medical Center, Inc.: Series 2004, 5.375% 10/15/34	2,000,000	1,143,540
Series 2007 B, 5.125% 10/15/37	4,750,000	2,523,295

CO Health Facilities Authority
Vail Valley Medical Center, Series 2004, 5.000% 01/15/20	1,000,000	829,010

FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 B, 5.250% 10/01/34	1,000,000	661,590

FL Miami Health Facilities Authority
Catholic Health East, Series 2003 B, 5.125% 11/15/24	1,000,000	776,240

FL North Brevard County Hospital District
Series 2008, 5.750% 10/01/38	5,000,000	3,698,450

FL Orange County Health Facilities Authority
Orlando Regional Healthcare System: Series 1999 E,
6.000% 10/01/26	855,000	726,459
Series 2008 C, 5.250% 10/01/35	4,000,000	2,750,600

	Par ($)	Value ($)
South Lake Hospital, Inc., Series 2003: 6.375% 10/01/28	750,000	602,843
6.375% 10/01/34	500,000	386,190

FL West Orange Health Care District
Series 2001 A, 5.650% 02/01/22	1,450,000	1,242,128

IL Southwestern Development Authority
Anderson Hospital: Series 1999: 5.500% 08/15/20	500,000	397,775
5.625% 08/15/29	250,000	169,395
Series 2006, 5.125% 08/15/26	1,245,000	807,221

IN Health & Educational Facility Financing Authority
Clarian Health, Series 2006 A, 5.000% 02/15/39	1,500,000	945,885
Schneck Memorial, Series 2006 A, 5.250% 02/15/30	1,000,000	703,730

IN Health Facility Financing Authority
Community Foundation of Northwest Indiana, Inc., Series 2004 A,
6.000% 03/01/34	850,000	597,457

LA Public Facilities Authority
Ochsner Clinic Foundation, Series 2007 A, 5.250% 05/15/38	5,000,000	3,481,850
Touro Infirmary, Series 1999 A:
5.500% 08/15/19	510,000	367,537
5.625% 08/15/29	240,000	147,734

MA Health & Educational Facilities Authority
Caregroup, Inc., Series 2008 E-2,
5.375% 07/01/25	2,000,000	1,551,040
Jordan Hospital: Series 1998 D,
5.250% 10/01/18	600,000	432,588
Series 2003 E, 6.750% 10/01/33	750,000	513,878
Milford-Whitinsville Regional Hospital: Series 1998 C,
5.750% 07/15/13	525,000	496,293
Series 2007, 5.000% 07/15/32	1,250,000	667,225

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
MD Health & Higher Educational Facilities Authority
Adventist Health Care, Series 2003 A: 5.000% 01/01/16	400,000	340,840
5.750% 01/01/25	600,000	439,140

MI Dickinson County
Dickinson County Health Care System, Series 1999,
5.800% 11/01/24	1,000,000	787,550

MI Hospital Finance Authority
Detroit Medical Center, Series 1997 A, Insured: AMBAC
5.500% 08/15/24	3,000,000	1,924,830
Garden City Hospital, Series 2007,
5.000% 08/15/38	2,250,000	1,127,002
Henry Ford Health, Series 2006 A,
5.000% 11/15/21	1,000,000	797,190
McLaren Health Care Corp., Series 2005 C, 5.000% 08/01/35	2,500,000	1,719,775

MN St. Paul Housing & Redevelopment Authority
HealthEast, Inc., Series 2005,
5.150% 11/15/20	750,000	483,563

MN Washington County Housing & Redevelopment Authority
HealthEast, Inc., Series 1998,
5.250% 11/15/12	1,100,000	953,656

MO Cape Girardeau County
Southeast Missouri Hospital Association, Series 2003,
5.000% 06/01/27	3,750,000	2,616,712

MO Health & Educational Facilities Authority
Lake Regional Health Systems, Series 2003, 5.700% 02/15/34	1,000,000	736,000

MO Saline County Industrial Development Authority
John Fitzgibbon Memorial Hospital, Series 2005,
5.625% 12/01/35	2,750,000	1,638,697

	Par ($)	Value ($)
NC Medical Care Commission
Stanly Memorial Hospital, Series 1999, 6.375% 10/01/29	1,000,000	784,600

NH Higher Educational & Health Facilities Authority
Catholic Medical Center, Series 2002 A, 6.125% 07/01/32	50,000	36,008
The Memorial Hospital at North Conway, Series 2006,
5.250% 06/01/21	1,000,000	771,500

NJ Health Care Facilities Financing Authority
Children’s Specialized Hospital, Series 2005 A, 5.000% 07/01/24	745,000	551,658
St. Joseph’s Hospital & Medical Center, Series 2008,
6.625% 07/01/38	2,000,000	1,323,280

NM Farmington Hospital Revenue
San Juan Medical Center, Series 2004 A, 5.000% 06/01/23	500,000	392,445

NY Dormitory Authority
Mount Sinai Hospital: Series 2000 C, 5.500% 07/01/26	2,275,000	1,794,588
Series 2000, 5.500% 07/01/26	225,000	182,293
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	2,000,000	1,109,720

NY Monroe County Industrial Development Agency
Highland Hospital, Series 2005, 5.000% 08/01/25	1,115,000	789,041

OH Lakewood Hospital Improvement District
Lakewood Hospital Association, Series 2003, 5.500% 02/15/15	1,250,000	1,252,512

OH Miami County Hospital Facilities Authority
Upper Valley Medical Center, Inc., Series 2006, 5.250% 05/15/17	1,000,000	825,840

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
OH Sandusky County
Memorial Hospital, Series 1998, 5.150% 01/01/10	250,000	248,325

OK Norman Regional Hospital Authority
Series 2007, 5.000% 09/01/27	2,000,000	1,150,340

PA Northampton County General Purpose Authority
St. Luke’s Hospital Bethlehem, Series 2008 A,
5.375% 08/15/28	1,500,000	1,037,580

SC Jobs Economic Development Authority
Bon Secours St. Frances Medical, Series 2002 B,
5.500% 11/15/23	1,765,000	1,509,463
Series 2008, 6.000% 09/15/38	4,000,000	2,825,200

TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System, Series 2006 C:
5.250% 09/01/26	500,000	324,630
5.250% 09/01/36	4,500,000	2,587,860

WA Skagit County Public Hospital District No. 1
Series 2003, 6.000% 12/01/23	1,000,000	832,830

WI Health & Educational Facilities Authority
Aurora Health Care, Inc., Series 2003, 6.400% 04/15/33	700,000	523,124
Fort Health Care, Inc., Series 2004, 6.100% 05/01/34	1,965,000	1,485,068

Hospitals Total		65,687,691

Intermediate Care Facilities – 0.6%
IL Development Finance Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,380,000	939,228

IN Health Facilities Financing Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,135,000	758,589

	Par ($)	Value ($)
LA Public Facilities Authority
Progressive Health Care Providers, Inc., Series 1998,
6.375% 10/01/28	2,000,000	1,325,360

Intermediate Care Facilities Total		3,023,177

Nursing Homes – 2.5%
AK Juneau
St. Ann’s Care Center, Inc., Series 1999, 6.875% 12/01/25	1,565,000	1,204,127

CO Health Facilities Authority
Evangelical Lutheran Good Samaritan Foundation, Series 2005,
5.000% 06/01/35	750,000	469,943

CT Development Authority Health Facility
Alzheimers Resources Center, Inc., Series 2007:
5.400% 08/15/21	1,080,000	714,334
5.500% 08/15/27	1,000,000	602,940

IA Finance Authority
Care Initiatives, Series 1998 B:
5.750% 07/01/18	600,000	440,982
5.750% 07/01/28	1,475,000	889,454

IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc., Series 2003, 6.500% 01/01/29	300,000	226,821

KY Economic Development Finance Authority
AHF/Kentucky-Iowa, Inc., Series 2003, 6.500% 01/01/29	920,000	695,584

MA Development Finance Agency
Alliance Health Care, Series 1999 A, 7.100% 07/01/32	2,115,000	1,447,696

MA Industrial Finance Agency
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	785,000	598,971

MN Eveleth
Arrowhead Senior Living Community, Series 2007,
5.200% 10/01/27	1,375,000	840,936

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
MN Sartell
Foundation for Health Care: Series 1999 A, 6.625% 09/01/29	2,000,000	1,418,600
Series 2001 A, 8.000% 09/01/30	995,000	794,995

MN St. Paul Housing & Redevelopment Authority
Sholom Home East Inc., Series 2007 A, 5.050% 10/01/27	1,000,000	555,510

MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007, 5.000% 11/15/35	1,300,000	632,528

NJ Economic Development Authority
Seashore Gardens, Series 2006, 5.300% 11/01/26	500,000	299,690

PA Chester County Industrial Development Authority
Pennsylvania Nursing Home, Series 2002, 8.500% 05/01/32	375,000	307,841

PA Delaware County Industrial Development Authority
Care Institute-Main Line LLC, Series 2005,
9.000% 08/01/31(c)	50,000	21,282

Nursing Homes Total		12,162,234

Health Care Total		164,147,167

Housing – 8.6%
Assisted Living/Senior – 2.1%
DE Kent County
Heritage at Dover, Series 1999, AMT, 7.625% 01/01/30	2,505,000	1,639,823

FL St. John’s County Industrial Development Authority
Bayview Assisted Living, Series 2007 A, 5.250% 10/01/41	3,725,000	1,884,068

	Par ($)	Value ($)
GA Columbus Housing Authority
The Gardens at Calvary, Series 1999, 7.000% 11/15/29	2,000,000	1,323,400

MA Development Finance Agency
VOA Concord Assisted Living, Inc., Series 2007,
5.200% 11/01/41	1,000,000	517,270

MN Rochester
Madonna Meadows, Series 2007 A, 5.200% 10/01/23	830,000	523,290

MN Roseville
Care Institute, Inc., Series 1993, 7.750% 11/01/23	1,270,000	865,810

MN St. Paul Housing & Redevelopment Authority
Marian Center, Series 2007 A,
5.300% 11/01/30	1,000,000	560,410

NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A: 5.875% 05/01/19	1,900,000	1,401,269
6.000% 05/01/29	625,000	393,800

NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc., Series 1999,
6.200% 06/01/29	1,000,000	698,000

NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	500,000	326,765

Assisted Living/Senior Total		10,133,905

Multi-Family – 4.6%
CO Educational & Cultural Facilities Authority
Campus Village Apartments, LLC, Series 2008 CA,
5.500% 06/01/38	5,000,000	3,961,450

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
DC Housing Finance Agency
FDS Residential II LP, Series 2004, AMT, Insured: FHA
4.850% 06/01/35	1,460,000	1,070,501

DE Wilmington
Electra Arms Senior Association, Series 1998, AMT, 6.250% 06/01/28	855,000	594,131

FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd.,
Series 2000 A, AMT,
7.500% 07/01/40	1,500,000	1,221,360

FL Capital Trust Agency
Series 2008 B, 7.000% 07/15/32	1,480,000	1,124,578

FL Clay County Housing Finance Authority
Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	1,335,000	1,039,938

MA Housing Finance Agency
Series 2005 E, AMT, 5.000% 12/01/28	750,000	601,748

MD Economic Development Corp.
University of Maryland, College Park Projects, Series 2008,
5.875% 06/01/43	2,735,000	1,839,178

MN Minneapolis Student Housing
Riverton Community Housing, Inc., Series 2006 A,
5.700% 08/01/40	1,600,000	1,017,856

NC Durham Housing Authority
Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38(b)	3,481,090	2,536,009

NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	1,550,000	1,037,834

NM Mortgage Finance Authority
Series 2005 E, AMT, Insured: FHA 4.800% 09/01/40	1,200,000	846,084

	Par ($)	Value ($)
OH Montgomery County
Heartland of Centerville LLC, Series 2005, AMT, Insured: FHLMC 4.950% 11/01/35	750,000	650,325

OK County Finance Authority
Sail Associates LLC, Series 2007, AMT, LOC: Bank of the West 5.250% 12/01/41	1,475,000	1,233,247

OR Housing & Community Services Department
Series 2005 A, AMT, Insured: FHA 4.850% 07/01/35	1,755,000	1,286,380

Resolution Trust Corp.
Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16(d)	455,481	410,530

TX El Paso County Housing Finance Corp.
American Village Communities: Series 2000 C,
8.000% 12/01/32	560,000	420,834
Series 2000 D, 10.000% 12/01/32	665,000	540,532

WA Seattle Housing Authority
High Rise Rehabilitation Phase I LP, Series 2005, AMT, Insured: FSA
5.000% 11/01/25	1,000,000	835,170

Multi-Family Total		22,267,685

Single-Family – 1.9%
CA Housing Finance Agency
Series 2006 K, AMT, 4.625% 08/01/26	5,000,000	3,898,250

CO Housing & Finance Authority
Series 1995 D-1, AMT, 7.375% 06/01/26	5,000	5,059
Series 1997 A-2, AMT, 7.250% 05/01/27	15,000	15,228

FL Housing Finance Corp.
Series 2006 1, AMT, Guarantor: GNMA 4.850% 07/01/37	1,265,000	911,837

MA Housing Finance Agency
Series 2006 122, AMT, 4.875% 12/01/37	3,855,000	2,844,566

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
MN Housing Finance Agency
Series 2006 I, AMT, 5.000% 07/01/21	1,350,000	1,197,585

MN Minneapolis St. Paul Housing Finance Board
Series 2006, AMT, Guarantor: GNMA 5.000% 12/01/38	114,843	85,074

Single-Family Total		8,957,599

Housing Total		41,359,189

Industrial – 4.2%
Food Products – 0.4%
MI Strategic Fund
Imperial Sugar Co.: Series 1998 A, 6.250% 11/01/15	1,000,000	883,770
Series 1998 C, AMT, 6.550% 11/01/25	1,500,000	1,065,525

Food Products Total		1,949,295

Forest Products & Paper – 1.7%
AL Courtland Industrial Development Board
International Paper Co.: Series 2003 B, AMT, 6.250% 08/01/25	2,000,000	1,275,880
Series 2005 A, 5.200% 06/01/25	1,000,000	560,460

AL Phoenix City Industrial Development Board
Meadwestvaco Corp., Series 2002 A, AMT, 6.350% 05/15/35	1,000,000	552,320

AR Camden Environmental Improvement Authority
International Paper Co., Series 2004 A, AMT, 5.000% 11/01/18	250,000	166,790

GA Rockdale County Development Authority
Visy Paper, Inc., Series 2007 A, AMT, 6.125% 01/01/34	5,000,000	2,969,500

MS Lowndes County
Weyerhaeuser Co.: Series 1992 A, 6.800% 04/01/22	1,995,000	1,499,202

	Par ($)	Value ($)
Series 1992 B, 6.700% 04/01/22	230,000	170,727

MS Warren County Gulf Opportunity Zone
International Paper Co., Series 2008 A, 6.500% 09/01/32	2,000,000	1,301,660

Forest Products & Paper Total		8,496,539

Manufacturing – 0.4%
IL Will-Kankakee Regional Development Authority
Flanders Corp., Series 1997, AMT, 6.500% 12/15/17	605,000	495,005

KS Wichita Airport Authority
Cessna Citation Service Center, Series 2002 A, AMT,
6.250% 06/15/32	1,875,000	1,338,338

Manufacturing Total		1,833,343

Metals & Mining – 0.4%
NV Department of Business & Industry
Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
8.000% 09/01/14(d)	305,000	279,932

VA Greensville County Industrial Development Authority
Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
7.000% 04/01/14	1,675,000	1,496,763

Metals & Mining Total		1,776,695

Oil & Gas – 0.7%
NJ Middlesex County Pollution Control Authority
Amerada Hess Corp., Series 2004, 6.050% 09/15/34	285,000	235,242

NV Clark County Industrial Development Authority
Southwest Gas Corp., Series 2003 E, AMT, 5.800% 03/01/38	1,750,000	1,539,125

TX Gulf Coast Industrial Development Authority
Citgo Petroleum, Series 1998, AMT, 8.000% 04/01/28	875,000	743,863

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
VI Virgin Islands Public Finance Authority
Hovensa LLC, Series 2003, AMT, 6.125% 07/01/22	875,000	603,925

VI Virgin Islands
Hovensa LLC, Series 2002, AMT, 6.500% 07/01/21	125,000	90,014

Oil & Gas Total		3,212,169

Other Industrial Development Bonds – 0.6%
NJ Economic Development Authority
GMT Realty LLC, Series 2006 B, AMT, 6.875% 01/01/37	4,000,000	2,998,360

Other Industrial Development Bonds Total		2,998,360

Industrial Total		20,266,401

Other – 13.5%
Other – 0.3%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/15	1,250,000	1,129,063

Other Total		1,129,063

Pool/Bond Bank – 0.9%
OH Cleveland-Cuyahoga County Port Authority
Series 2005 B 5.125% 05/15/25	710,000	474,514

OH Summit County Port Authority
Seville Project, Series 2005 A, 5.100% 05/15/25	440,000	293,106

PA Industrial Development Authority
Series 2008, 5.500% 07/01/23	2,355,000	2,361,900

SD Economic Development Finance Authority
Davis Family Sodak, Series 2004 4-A, AMT, 6.000% 04/01/29	1,400,000	1,208,872

Pool/Bond Bank Total		4,338,392

	Par ($)	Value ($)
Refunded/Escrowed(e) – 10.0%
AL Camden Industrial Development Board
Weyerhaeuser Co., Series 2003 B, AMT, Pre-refunded 12/01/13, 6.375% 12/01/24	275,000	316,176

CA Golden State Tobacco Securitization Corp.
Series 2003 A-1, Pre-refunded 06/01/13, 6.750% 06/01/39	200,000	231,968

CA Lincoln Community Facilities District No. 2003-1
Series 2004, Pre-refunded 09/01/13: 5.750% 09/01/20	450,000	527,521
5.900% 09/01/24	445,000	524,593

CA Statewide Communities Development Authority
Eskaton Village – Grass Valley, Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	1,665,000	1,861,070

CO Adams County
Series 1991 B: Escrowed to Maturity, 11.250% 09/01/11	220,000	273,986
Pre-refunded 09/01/09, 11.250% 09/01/11(f)	325,000	347,357
Pre-refunded 09/01/10, 11.250% 09/01/11	360,000	417,845

CO E-470 Public Highway Authority
Series 2000 B, Pre-refunded 09/01/10, (a) 09/01/35	17,500,000	2,580,900

CO Health Facilities Authority
Volunteers of America Care Facilities, Series 1999 A, Pre-refunded 07/01/09
5.750% 07/01/10	290,000	298,251

CO Northwest Parkway Public Highway Authority
Series 2001 D, Pre-refunded 06/15/11, 7.125% 06/15/41	2,735,000	2,930,388

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
FL Capital Projects Finance Authority
Glenridge on Palmer Ranch, Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32(f)	1,250,000	1,479,037

FL Islands at Doral Southwest Community Development District
Series 2003, Pre-refunded 05/01/13, 6.375% 05/01/35	755,000	850,417

FL Lee County Industrial Development Authority
Shell Point Village, Series 1999 A, Pre-refunded 11/15/09, 5.500% 11/15/29	1,200,000	1,259,796

FL Orange County Health Facilities Authority
Orlando Regional Health Care System: Series 1999 E, Pre-refunded 10/01/09,
6.000% 10/01/26	20,000	20,964
Series 2002, Pre-refunded 12/01/12, 5.750% 12/01/32	350,000	396,613

GA Municipal Electric Authority
Series 1991 V: Escrowed to Maturity, 6.600% 01/01/18	690,000	841,531
Pre-refunded 01/01/13, 6.600% 01/01/18	75,000	89,054

IA Finance Authority
Care Initiatives, Series 1996,
Pre-refunded 07/01/11, 9.250% 07/01/25	450,000	539,725

IL Health Facilities Authority
Lutheran Senior Ministries, Series 2001 A, Pre-refunded 08/15/11,
7.375% 08/15/31	1,300,000	1,488,708

MA Development Finance Agency
Western New England College, Series 2002, Pre-refunded 12/01/12, 6.125% 12/01/32	300,000	343,518

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Civic Investments, Inc., Series 2002 A, Pre-refunded 12/15/12, 9.000% 12/15/15	1,300,000	1,507,311
Milford-Whitinsville Regional Hospital, Series 2002 D, Pre-refunded 07/15/12,
6.350% 07/15/32	1,715,000	1,969,798

MI Pontiac Tax Increment Finance Authority
Development Area No. 3, Series 2002, Pre-refunded 06/01/12, 6.375% 06/01/31	1,000,000	1,153,980

MN Carlton
Inter-Faith Social Services, Inc., Series 2000, Pre-refunded 04/01/10, 7.500% 04/01/19	235,000	252,630

NC Eastern Municipal Power Agency
Series 1991 A, Escrowed to Maturity, 6.500% 01/01/18	3,320,000	4,132,636

NC Medical Care Commission
DePaul Community Facilities, Inc., Series 1999, Pre-refunded 11/01/09, 7.625% 11/01/29	2,115,000	2,240,483

NH Health & Educational Facilities Authority
Catholic Medical Center, Series 2002 A, Pre-refunded 7/01/12, 6.125% 07/01/32	350,000	399,913

NH Industrial Development Authority
Pennichuck Water Works, Inc., Series 1988, AMT, Escrowed to Maturity, 7.500% 07/01/18	310,000	373,259

NJ Economic Development Authority
Seabrook Village, Inc., Series 2000 A, Pre-refunded 11/15/10, 8.250% 11/15/30	1,625,000	1,834,576

NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	2,000,000	2,375,400

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
OH Highland County Joint Township
Series 1999, Pre-refunded 12/01/09, 6.750% 12/01/29	1,735,000	1,843,906

PA Lancaster Industrial Development Authority
Garden Spot Village, Series 2000 A, Pre-refunded 05/01/10, 7.625% 05/01/31	825,000	901,939

PR Commonwealth of Puerto Rico
Series 2006 B, Pre-refunded 07/01/16, 5.000% 07/01/35	3,090,000	3,601,549

SC Jobs-Economic Development Authority
Bon Secours Health System, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/23	485,000	544,466

SC Tobacco Settlement Revenue Management Authority
Series 2001 B, Pre-refunded 05/15/11 6.375% 05/15/28	1,000,000	1,108,670

TX Houston Health Facilities Development Corp.
Buckingham Senior Living Community, Inc., Series 2004 A, Pre-refunded 02/15/14,
7.125% 02/15/34	1,000,000	1,189,660

TX Tyler Health Facilities Development Corp.
Mother Frances Hospital, Series 2001, Pre-refunded 07/01/12, 6.000% 07/01/31	750,000	840,120

VA Tobacco Settlement Financing Corp.
Series 2005, Pre-refunded 06/01/15, 5.625% 06/01/37	2,000,000	2,288,000

WI Health & Educational Facilities Authority
Wheaton Franciscan Services, Series 2002, Pre-refunded 02/15/12, 5.750% 08/15/30	1,050,000	1,180,830

	Par ($)	Value ($)
WV Hospital Finance Authority
Charleston Area Medical Center, Series 2000, Pre-refunded 09/01/10,
6.750% 09/01/30	925,000	1,010,498

Refunded/Escrowed Total		48,369,042

Tobacco – 2.3%
CA Silicon Valley Tobacco Securitization Authority
Series 2007 A, (a) 06/01/36	3,000,000	149,250

IA Tobacco Settlement Authority
Series 2005 C, 5.625% 06/01/46	3,000,000	1,575,240

LA Tobacco Settlement Financing Corp.
Series 2001 B, 5.875% 05/15/39	1,000,000	624,490

MI Tobacco Settlement Finance Authority
Series 2007 A, 6.000% 06/01/48	5,000,000	2,908,700

NJ Tobacco Settlement Financing Corp.
Series 2007 1C, (a) 06/01/41	7,500,000	196,875

NY Nassau County Tobacco Settlement Corp.
Series 2006, (a) 06/01/60	25,000,000	67,250

OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2: 5.750% 06/01/34	4,000,000	2,370,200
5.875% 06/01/47	2,100,000	1,181,397
6.000% 06/01/42	3,250,000	1,883,993

PR Commonwealth of Puerto Rico Children’s Trust Fund
Series 2005 B, (a) 05/15/55	25,000,000	137,000

Tobacco Total		11,094,395

Other Total		64,930,892

Other Revenue – 3.1%
Hotels – 0.9%
MD Economic Development Corp.
Chesapeake Bay Conference Center, Series 2006 A,
5.000% 12/01/31	2,250,000	1,098,765

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
NJ Middlesex County Improvement Authority
Heldrich Associates LLC: Series 2005 B, 6.250% 01/01/37	4,250,000	2,139,110
Series 2005 C, 8.750% 01/01/37	1,250,000	888,975

Hotels Total		4,126,850

Recreation – 2.0%
CA Agua Caliente Band Cahuilla Indians
Series 2003, 6.000% 07/01/18	1,000,000	757,280

CA Cabazon Band Mission Indians
Series 2004: 8.375% 10/01/15(d)	400,000	360,176
8.750% 10/01/19(d)	1,800,000	1,582,632

CT Mashantucket Western Pequot Tribe
Series 1999 B, (a) 09/01/15(d)	2,000,000	1,336,960

CT Mohegan Tribe Gaming Authority
Series 2001, 6.250% 01/01/31(d)	475,000	281,647

FL Seminole Indian Tribe
Series 2007, 5.500% 10/01/24(d)	2,000,000	1,146,340

IL Finance Authority Sports Facility
Leafs Hockey Club Project, Series 2007 A, 6.000% 03/01/37	1,000,000	558,170

NY Liberty Development Corp.
National Sports Museum, Series 2006 A, 6.125% 02/15/19(d)(g)	2,250,000	337,500

OK Chickasaw Nation
Series 2007, 6.250% 12/01/32(d)	3,500,000	2,263,205

OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C, 5.625% 10/01/26(d)	1,700,000	1,134,597

Recreation Total		9,758,507

	Par ($)	Value ($)
Retail – 0.2%
LA Beauregard Parish
Office Max, Series 2002, 6.800% 02/01/27	1,750,000	1,041,005

Retail Total		1,041,005

Other Revenue Total		14,926,362

Resource Recovery – 1.3%
Disposal – 0.4%
OH Solid Waste
Republic Services, Inc., Series 2004, AMT, 4.250% 04/01/33	2,000,000	1,564,340

Disposal Total		1,564,340

Resource Recovery – 0.9%
FL Lee County Solid Waste Systems
Series 2006 A, AMT, Insured: AMBAC 5.000% 10/01/17	2,010,000	1,878,164

MA Development Finance Agency
Covanta, Series 1999 A, AMT, 6.700% 12/01/14	510,000	462,886

MA Industrial Finance Agency
Covanta, Series 1998 A, AMT: 5.500% 12/01/13	500,000	443,965
5.600% 12/01/19	1,000,000	762,600

NY Niagara County Industrial Development Agency
Covanta, Series 2001 A, AMT, 5.450% 11/15/26	1,000,000	879,470

Resource Recovery Total		4,427,085

Resource Recovery Total		5,991,425

Tax-Backed – 11.9%
Local Appropriated – 1.4%
CA Southeast Resource Recovery Facilities Authority
Series 2003 B, AMT, Insured: AMBAC 5.375% 12/01/18	2,000,000	1,850,940

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
MO St. Louis Industrial Development Authority
St. Louis Convention Center, Series 2000, Insured: AMBAC (a) 07/15/18	3,000,000	1,746,450

SC Fort Mill School Facilities Corp.
Series 2006, 5.250% 12/01/27	1,825,000	1,514,458

SC Laurens County School District No. 55
Series 2005, 5.250% 12/01/30	1,300,000	905,554

SC Newberry County School District
Series 2005, 5.000% 12/01/30	750,000	486,112

Local Appropriated Total		6,503,514

Local General Obligations – 0.7%
CA Modesto High School District
Series 2002 A, Insured: FGIC (a) 08/01/19	2,650,000	1,534,271

CO Northwest Metropolitan District No. 3
Series 2005, 6.250% 12/01/35	1,000,000	482,170

CO Red Sky Ranch Metropolitan District
Series 2003, 6.050% 12/01/33	1,000,000	629,640

TX Dallas County Flood Control District
Series 2002, 7.250% 04/01/32	1,000,000	745,490

Local General Obligations Total		3,391,571

Special Non-Property Tax – 1.9%
IL Bolingbrook
Sales Tax Revenue, Series 2005, 6.250% 01/01/24	1,500,000	1,018,710

KS Wyandotte County
Series 2005 B, 5.000% 12/01/20	625,000	496,119
Series 2006, 4.875% 10/01/28	2,035,000	1,171,468

KY Economic Development Finance Authority
Louisville Arena Authority, Inc., Series 2008 A1, Insured: AGO 6.000% 12/01/38	1,150,000	1,115,764

	Par ($)	Value ($)
NJ Economic Development Authority
Cigarette Tax, Series 2004: 5.500% 06/15/31	315,000	215,545
5.750% 06/15/29	1,000,000	718,040

NV Sparks Tourism Improvement District No. 1
Series 2008 A, 6.750% 06/15/28	3,000,000	1,981,380

VA Peninsula Town Center Community Development Authority
Series 2007, 6.450% 09/01/37	4,000,000	2,545,960

Special Non-Property Tax Total		9,262,986

Special Property Tax – 7.2%
CA Carson Improvement Bond Act 1915
Series 1992, 7.375% 09/02/22	115,000	99,487

CA Empire Union School District
Series 1987-1 A, Insured: AMBAC (a) 10/01/21	1,665,000	783,066

CA Huntington Beach Community Facilities District
Grand Coast Resort, Series 2001-1, 6.450% 09/01/31	1,250,000	948,587

CA Oakdale Public Financing Authority
Central City Redevelopment Project, Series 2004,
5.375% 06/01/33	2,000,000	1,278,480

CA Oceanside Community Development Commission
Downtown Redevelopment Project, Series 2003,
5.700% 09/01/25	500,000	358,530

CA Temecula Valley Unified School District No. 1
Series 2003, 6.125% 09/01/33	600,000	419,706

FL Ave Maria Stewardship Community District
Series 2006 A, 5.125% 05/01/38	1,500,000	749,850

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
FL Brandy Creek Community Development District
Series 2003 A, 6.350% 05/01/34	935,000	659,755

FL Celebration Community Development District
Series 2003 A, 6.400% 05/01/34	955,000	641,980

FL Channing Park Development District
Series 2007, 5.300% 05/01/38	1,000,000	515,390

FL Colonial Country Club Community Development District
Series 2003, 6.400% 05/01/33	705,000	482,728

FL Double Branch Community Development District
Series 2002 A, 6.700% 05/01/34	665,000	498,856

FL Lexington Oaks Community Development District
Series 2002 A, 6.700% 05/01/33	250,000	233,280

FL Middle Village Community Development District
Series 2004 A, 6.000% 05/01/35	2,000,000	1,233,740

FL Oakmont Grove Community Development District
Series 2007 A, 5.400% 05/01/38	1,200,000	607,812
Series 2007 B, 5.250% 05/01/12	1,000,000	598,120

FL Orlando
Conroy Road Interchange, Series 1998 A: 5.500% 05/01/10	120,000	114,271
5.800% 05/01/26	600,000	417,330

FL Sarasota National Community Development District
Series 2003, 5.300% 05/01/39	4,000,000	2,052,240

FL Seven Oaks Community Development District II
Series 2004 A, 5.875% 05/01/35	470,000	261,076

	Par ($)	Value ($)
Series 2004 B, 5.000% 05/01/09	430,000	258,933

FL Sweetwater Creek Community Development District
Series 2007 A, 5.500% 05/01/38	2,000,000	1,054,980

FL Tolomato Community Development District
Series 2007, 6.650% 05/01/40	3,000,000	1,894,710

FL Waterset North Community Development District
Series 2007 A, 6.600% 05/01/39	2,000,000	1,257,420

FL West Villages Improvement District
Series 2006, 5.500% 05/01/37	1,725,000	960,877

FL Westchester Community Development District No. 1
Series 2003, 6.125% 05/01/35	800,000	507,048

FL Westridge Community Development District
Series 2005, 5.800% 05/01/37	2,700,000	1,212,138

GA Atlanta
Eastside Project, Series 2005 B, 5.600% 01/01/30	1,615,000	981,645

IL Annawan
Patriot Renewable Fuels LLC, Series 2007, 5.625% 01/01/18	1,500,000	1,071,480

IL Chicago
Pilsen Redevelopment, Series 2004 B, 6.750% 06/01/22	1,225,000	982,707

IL Du Page County Special Service Area No. 31
Monarch Landing Project, Series 2006, 5.625% 03/01/36	750,000	427,065

IL Hillside
Series 2008, 7.000% 01/01/28	2,500,000	1,784,425

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
IL Lincolnshire Special Services Area No. 1
Sedgebrook Project, Series 2004, 6.250% 03/01/34	750,000	480,412

IL Plano Special Service Area No. 4
Lakewood Springs Project, Series 2005 5-B, 6.000% 03/01/35	3,000,000	1,809,240

IL Rosemont
River Road Hotel Partners Project, Series 2007,
5.100% 12/30/23	2,800,000	1,820,980

IL Volo Village Special Service Area No. 3
Symphony Meadows Project, Series 2006-1, 6.000% 03/01/36	1,996,000	1,037,980

IN City of Portage
Ameriplex Project, Series 2006, 5.000% 07/15/23	700,000	509,341

MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	430,000	422,527

MO Kansas City Tax Increment Financing Commission
Maincor Project, Inc., Series 2007 A, 5.250% 03/01/18	1,000,000	769,360

MO Riverside
Tax Increment Revenue, Series 2004, 5.250% 05/01/20	1,275,000	1,045,691

OH Hickory Chase Community Authority
Series 2008, 7.000% 12/01/38	2,500,000	1,713,550

Special Property Tax Total		34,956,793

State Appropriated – 0.4%
NY Triborough Bridge & Tunnel Authority
Javits Convention Center, Series 1990 E, 7.250% 01/01/10	675,000	690,997

PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27	1,465,000	1,379,752

State Appropriated Total		2,070,749

	Par ($)	Value ($)
State General Obligations – 0.3%
CA State
Series 2004 A-2, 0.850% 05/01/34	200,000	200,000

PR Commonwealth of Puerto Rico
Series 2004 A, 5.000% 07/01/30	1,390,000	1,265,651

State General Obligations Total		1,465,651

Tax-Backed Total		57,651,264

Transportation – 2.8%
Air Transportation – 1.8%
CA Los Angeles Regional Airports Improvement Corp.
American Airlines, Inc., Series 2000 C, AMT, 7.500% 12/01/24	400,000	298,964

FL Capital Trust Agency
Air Cargo-Orlando, Series 2003, AMT, 6.750% 01/01/32	650,000	450,339

NC Charlotte/Douglas International Airport
US Airways, Inc., Series 1998, AMT, 5.600% 07/01/27	1,500,000	789,180

NJ Economic Development Authority
Continental Airlines, Inc.: Series 1999, AMT: 6.250% 09/15/19	1,000,000	581,340
6.250% 09/15/29	2,500,000	1,297,925
Series 2003, AMT, 9.000% 06/01/33	1,000,000	646,260

NY New York City Industrial Development Agency
American Airlines, Inc., Series 2005, AMT, 7.750% 08/01/31	3,000,000	1,808,400

PA Philadelphia Authority for Industrial Development
Aero Philadelphia, Series 1999, AMT: 5.250% 01/01/09	100,000	100,000
5.500% 01/01/24	1,000,000	675,870

TX Dallas-Fort Worth International Airport
American Airlines, Inc., Series 2000 A, AMT, 9.000% 05/01/29	2,250,000	1,251,180

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Houston Industrial Development Corp.
United Parcel Service, Series 2002, AMT, 6.000% 03/01/23	935,000	670,414

Air Transportation Total		8,569,872

Airports – 0.2%
MO Branson Regional Airport Transportation Development District
Branson Airport LLC: Series 2007 A, 6.000% 07/01/37	500,000	297,895
Series 2007 B, 6.000% 07/01/37	1,300,000	759,720

Airports Total		1,057,615

Toll Facilities – 0.8%
CO E-470 Public Highway Authority
Series 2000, Insured: MBIA (a) 09/01/18	4,000,000	1,912,640

TX North Texas Tollway Authority
Series 2008 F, 5.750% 01/01/38	2,645,000	2,145,545

Toll Facilities Total		4,058,185

Transportation Total		13,685,672

Utilities – 7.5%
Independent Power Producers – 1.3%
NY Port Authority of New York & New Jersey
KIAC Partners, Series 1996 IV, AMT: 6.750% 10/01/11	2,300,000	2,174,903
6.750% 10/01/19	120,000	97,606

OR Western Generation Agency
Wauna Cogeneration Project, Series 2006 A, 5.000% 01/01/20	2,235,000	1,624,286

PA Economic Development Financing Authority
Colver Project, Series 2005, AMT, 5.125% 12/01/15	775,000	467,891
Northampton Generating, Series 1994 A, AMT, 6.500% 01/01/13	3,000,000	2,052,540

Independent Power Producers Total		6,417,226

	Par ($)	Value ($)
Investor Owned – 5.1%
AR Independence County
Entergy Mississippi, Inc., Series 1999, Insurer: AMBAC 4.900% 07/01/22	1,200,000	956,220

CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co., Series 1996 B, AMT, 5.500% 12/01/21	1,275,000	1,120,266

IL Development Finance Authority
Peoples Gas Light & Coke Co., Series 2003 E, AMT, Insured: AMBAC 4.875% 11/01/38	2,500,000	2,464,350

IN Jasper County
Northern Indiana Public Services, Series 1994 C, Insured: MBIA
5.850% 04/01/19	1,000,000	930,570

IN Petersburg
Indianapolis Power & Light Co., Series 1991, 5.750% 08/01/21	1,000,000	792,510

LA Calcasieu Parish Industrial Development Board
Entergy Gulf States, Inc., Series 1999, 5.450% 07/01/10	500,000	482,525

LA West Feliciana Parish
Entergy Gulf States, Inc., Series 1999 B, 6.600% 09/01/28	250,000	192,483

MT Forsyth
Portland General, Series 1998 A, 5.200% 05/01/33	375,000	375,806

NM Farmington
Tucson Electric Power Co., Series 1997 A, 6.950% 10/01/20	2,000,000	1,766,820
NV Clark County Industrial Development Authority
Nevada Power Co.: Series 1995 B, AMT, 5.900% 10/01/30	2,135,000	1,128,006

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 1997 A, AMT, 5.900% 11/01/32	750,000	388,958
Southern California Edison Co., Series 2000 A, AMT, 3.250% 06/01/31	1,000,000	996,550

PA Economic Development Financing Authority
Reliant Energy, Inc., Series 2001 A, AMT, 6.750% 12/01/36	800,000	511,064

SC Berkeley County Pollution Control Facilities Authority
South Carolina Generating Co. Project, Series 2003,
4.875% 10/01/14	1,500,000	1,414,980

TX Brazos River Authority
TXU Energy Co., LLC: Series 2001 C, AMT, 5.750% 05/01/36	515,000	417,603
Series 2003 C, AMT, 6.750% 10/01/38	1,180,000	601,340

TX Matagorda County Navigation District No. 1
AEP Texas Project, Series 2005 A, Insured: AMBAC 4.400% 05/01/30	7,500,000	4,904,475

TX Sabine River Authority
TXU Energy Co. LLC, Series 2001 B, AMT, 5.750% 05/01/30	1,415,000	1,147,508

WY Campbell County
Black Hills Power, Inc., Series 2004, 5.350% 10/01/24	3,250,000	2,426,905

WY Converse County
PacifiCorp, Series 1988, 3.900% 01/01/14	1,500,000	1,430,460

Investor Owned Total		24,449,399
Municipal Electric – 0.2%
PR Electric Power Authority
Series 1998 NN, 5.500% 07/01/20	1,005,000	898,962

Municipal Electric Total		898,962

	Par ($)	Value ($)
Water & Sewer – 0.9%
AZ Surprise Municipal Property Corp.
Series 2007, 4.900% 04/01/32	2,000,000	1,246,780

MS V Lakes Utility District
Series 1994, 7.000% 07/15/37	250,000	178,221

PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co., Series 1992 A, AMT, 6.900% 06/01/24	3,200,000	3,120,480

Water & Sewer Total		4,545,481

Utilities Total		36,311,068

Total Municipal Bonds (cost of $620,385,046)		446,946,355

Municipal Preferred Stocks – 1.1%

Housing – 1.1%
Multi-Family – 1.1%
Centerline Equity Issuer Trust
AMT: 6.300% 04/30/19(d)	1,000,000	997,260
Series 1999, 6.625% 06/30/09(d)	2,000,000	2,000,720
Series 2000, 7.600% 11/30/10(d)	1,500,000	1,585,470

MuniMae Trust
AMT, 5.800% 06/30/49(d)	1,000,000	694,230

Multi-Family Total		5,277,680

Housing Total		5,277,680

Total Municipal Preferred Stocks (cost of $5,500,000)		5,277,680

Investment Company – 0.0%
	Shares
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.204%)	73,996	73,996

Total Investment Company (cost of $73,996)		73,996

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Short-Term Obligations – 0.2%

	Par ($)	Value ($)
Variable Rate Demand Notes(h) – 0.2%
CO Educational & Cultural Facilities Authority
Jewish Community Center, Series 2006 D-1, LOC: JPMorgan Chase Bank 1.150% 07/01/36	500,000	500,000

MO Health & Educational Facilities Authority
Series 1996 B, SPA: Morgan Guaranty Trust 1.200% 09/01/30	200,000	200,000

NV Clark County School District
Series 2001 A, SPA: State Street Bank & Trust Co.
1.150% 06/15/21	180,000	180,000

Variable Rate Demand Notes Total		880,000

Total Short-Term Obligations (cost of $880,000)		880,000

Total Investments – 94.0% (cost of $626,839,042)(i)		453,178,031

Other Assets & Liabilities, Net – 6.0%		29,143,543

Net Assets – 100.0%		482,321,574

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At December 31, 2008, the value of these securities amounted to $3,206,292, which represents 0.7% of net assets.

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority, Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$265,000
6.000% 08/01/28	08/31/98	700,000
NC Durham Housing Authority, Magnolia Pointe Apartments, Series 2005, AMT,
5.650% 02/01/38	12/19/06	3,500,000

		$4,465,000

(c)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of these securities amounted to $39,305, which represents less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities, which are not illiquid except as listed below, amounted to $14,411,199, which represents 3.0% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A,
8.500% 12/01/16	11/12/93	$455,481	$463,388	$410,530
CA Cabazon Band Mission Indians, Series 2004:
8.375% 10/01/15	10/08/04	400,000	550,000	360,176
8.750% 10/01/19	10/08/04	1,800,000	1,950,000	1,582,632
OR Cow Creek Band Umpqua Tribe of Indians, Series 2006 C,
5.625% 10/01/26	06/15/06	1,700,000	1,700,000	1,134,597
NY Liberty Development Corp., National Sports Museum, Series 2006 A,
6.125% 02/15/19	08/17/06	2,250,000	1,250,000	337,500

				$3,825,435

(e)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)	The security or a portion of the security is pledged as collateral for open futures contracts. At December 31, 2008, the total market value of securities pledged amounted to $679,969.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of this security represents less than 0.1% of net assets.

(h)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at December 31, 2008.

(i)	Cost for federal income tax purposes is $626,393,553.

At December 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Note	233	$29,299,750	$27,318,190	Mar-2009	$(1,981,560)

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

At December 31, 2008 the composition of the Fund by Revenue Source is as follows:

Revenue Source	% of Net Assets
Health Care	34.0
Other	13.5
Tax-Backed	11.9
Housing	9.7
Utilities	7.5
Education	5.8
Industrial	4.2
Other Revenue	3.1
Transportation	2.8
Resource Recovery	1.3

	93.8
Investment Company	0.0	*
Short-Term Obligations	0.2
Other Assets & Liabilities, Net	6.0

* Rounds to less than 0.1%.	100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.
AMT	Alternative Minimum Tax
AGO	Assured Guaranty Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
LOC	Letter of Credit
MBIA	MBIA Insurance Corp.
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

		($)
Assets	Investments, at cost	626,839,042

	Investments, at value	453,178,031
	Cash	26,709,466
	Receivable for:
	Fund shares sold	1,355,753
	Interest	9,573,877
	Futures variation margin	360,422
	Trustees’ deferred compensation plan	36,435
	Other assets	26,318

	Total Assets	491,240,302

Liabilities	Payable for:
	Fund shares repurchased	6,200,186
	Distributions	2,213,135
	Investment advisory fee	173,610
	Administration fee	47,913
	Transfer agent fee	95,568
	Pricing and bookkeeping fees	23,905
	Trustees’ fees	16,988
	Custody fee	3,724
	Distribution and service fees	17,428
	Chief compliance officer expenses	161
	Trustees’ deferred compensation plan	36,435
	Other liabilities	89,675

	Total Liabilities	8,918,728

	Net Assets	482,321,574

Net Assets Consist of	Paid-in capital	717,488,227
	Undistributed net investment income	1,190,527
	Accumulated net realized loss	(60,714,609)
	Net unrealized appreciation (depreciation) on:
	Investments	(173,661,011)
	Futures contracts	(1,981,560)

	Net Assets	482,321,574

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Class A	Net assets	$54,046,536
	Shares outstanding	6,858,791
	Net asset value per share	$7.88	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.88/0.9525)	$8.27	(b)

Class B	Net assets	$7,615,386
	Shares outstanding	966,439
	Net asset value and offering price per share	$7.88	(a)

Class C	Net assets	$7,484,002
	Shares outstanding	949,757
	Net asset value and offering price per share	$7.88	(a)

Class Z	Net assets	$413,175,650
	Shares outstanding	52,433,993
	Net asset value, offering and redemption price per share	$7.88

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia High Yield Municipal Fund

For the Six Months Ended December 31, 2008 (Unaudited)

		($)
Investment Income	Interest	20,836,895
	Dividends	90,736

	Total Investment Income	20,927,631

Expenses	Investment advisory fee	1,345,655
	Administration fee	364,770
	Distribution fee:
	Class B	38,412
	Class C	36,586
	Service fee:
	Class A	66,920
	Class B	10,203
	Class C	9,754
	Transfer agent fee	432,131
	Pricing and bookkeeping fees	101,148
	Trustees’ fees	27,784
	Custody fee	16,492
	Chief compliance officer expenses	368
	Other expenses	141,479

	Total Expenses	2,591,702

	Fees waived by distributor—Class C	(7,218)
	Expense reductions	(3,853)

	Net Expenses	2,580,631

	Net Investment Income	18,347,000

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized loss on:
	Investments	(21,905,377)
	Futures contracts	(5,276,865)

	Net realized loss	(27,182,242)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(138,010,237)
	Futures contracts	(657,856)

	Net change in unrealized appreciation (depreciation)	(138,668,093)

	Net Loss	(165,850,335)

	Net Decrease Resulting from Operations	(147,503,335)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia High Yield Municipal Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended December 31, 2008 ($)	Year Ended June 30, 2008 ($)
Operations	Net investment income	18,347,000	36,858,792
	Net realized gain (loss) on investments, swap contracts and futures contracts	(27,182,242)	(14,081,613)
	Net change in unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(138,668,093)	(54,619,486)

	Net decrease resulting from operations	(147,503,335)	(31,842,307)

Distributions to Shareholders	From net investment income:
	Class A	(1,818,114)	(3,933,279)
	Class B	(238,957)	(590,174)
	Class C	(235,779)	(511,488)
	Class Z	(15,948,285)	(31,712,990)

	Total distributions to shareholders	(18,241,135)	(36,747,931)

	Net Capital Stock Transactions	(78,781,412)	(24,534,734)

	Total decrease in net assets	(244,525,882)	(93,124,972)

Net Assets	Beginning of period	726,847,456	819,972,428
	End of period	482,321,574	726,847,456
	Undistributed net investment income, at end of period	1,190,527	1,084,662

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia High Yield Municipal Fund

Capital Stock Activity

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	323,035	3,026,944	1,256,976	13,647,769
Distributions reinvested	109,845	1,006,018	208,142	2,235,548
Redemptions	(802,929)	(7,592,590)	(2,180,658)	(23,709,042)

Net decrease	(370,049)	(3,559,628)	(715,540)	(7,825,725)
Class B
Subscriptions	29,113	258,914	73,271	794,844
Distributions reinvested	13,678	125,111	29,283	315,127
Redemptions	(233,966)	(2,166,456)	(481,908)	(5,215,968)

Net decrease	(191,175)	(1,782,431)	(379,354)	(4,105,997)
Class C
Subscriptions	127,372	1,131,054	192,222	2,075,752
Distributions reinvested	11,586	105,891	22,291	239,567
Redemptions	(263,992)	(2,397,669)	(387,704)	(4,236,926)

Net decrease	(125,034)	(1,160,724)	(173,191)	(1,921,607)
Class Z
Subscriptions	6,254,627	58,824,490	19,046,612	203,604,008
Distributions reinvested	284,350	2,608,383	498,121	5,350,463
Redemptions	(15,083,722)	(133,711,502)	(20,234,726)	(219,635,876)

Net decrease	(8,544,745)	(72,278,629)	(689,993)	(10,681,405)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class A Shares			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$10.32		$11.33	$11.25	$11.39		$10.96	$11.25

Income from Investment Operations:
Net investment income (a)	0.26		0.52	0.51	0.52		0.54	0.56
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(2.44)		(1.01)	0.08	(0.14)		0.43	(0.33)

Total from investment operations	(2.18)		(0.49)	0.59	0.38		0.97	0.23

Less Distributions to Shareholders:
From net investment income	(0.26)		(0.52)	(0.51)	(0.52)		(0.54)	(0.52)

Net Asset Value, End of Period	$7.88		$10.32	$11.33	$11.25		$11.39	$10.96
Total return (b)	(21.45	)%(c)	(4.39)%	5.23%	3.39	%(d)	9.00%	2.10%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	0.94	%(f)	0.90%	0.88%	0.85%		0.87%	0.89%
Interest expense and fees (g)	—		0.05%	0.07%	0.07%		0.06%	0.05%
Net expenses (e)	0.94	%(f)	0.95%	0.95%	0.92%		0.93%	0.94%
Waiver/Reimbursement	—		—	—	—	%(h)	—	—
Net investment income (e)	5.48	%(f)	4.84%	4.43%	4.60%		4.79%	5.04%
Portfolio turnover rate	9	%(c)	32%	27%	13%		7%	10%
Net assets, end of period (000’s)	$54,047		$74,593	$89,977	$90,151		$91,470	$77,738

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized

(g)	Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class B Shares			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$10.32		$11.33	$11.25	$11.39		$10.96	$11.25

Income from Investment Operations:
Net investment income (a)	0.22		0.44	0.42	0.43		0.46	0.48
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(2.44)		(1.01)	0.08	(0.14)		0.42	(0.33)

Total from investment operations	(2.22)		(0.57)	0.50	0.29		0.88	0.15

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.44)	(0.42)	(0.43)		(0.45)	(0.44)

Net Asset Value, End of Period	$7.88		$10.32	$11.33	$11.25		$11.39	$10.96
Total return (b)	(21.75	)%(c)	(5.10)%	4.45%	2.62	%(d)	8.19%	1.33%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.69	%(f)	1.65%	1.63%	1.60%		1.62%	1.64%
Interest expense and fees (g)	—		0.05%	0.07%	0.07%		0.06%	0.05%
Net expenses (e)	1.69	%(f)	1.70%	1.70%	1.67%		1.68%	1.69%
Waiver/Reimbursement	—		—	—	—	%(h)	—	—
Net investment income (e)	4.71	%(f)	4.09%	3.68%	3.85%		4.04%	4.29%
Portfolio turnover rate	9	%(c)	32%	27%	13%		7%	10%
Net assets, end of period (000's)	$7,615		$11,945	$17,407	$24,735		$32,824	$39,097

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class C Shares			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.32		$11.33	$11.25	$11.39	$10.96	$11.25

Income from Investment Operations:
Net investment income (a)	0.23		0.46	0.44	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(2.44)		(1.01)	0.08	(0.14)	0.43	(0.32)

Total from investment operations	(2.21)		(0.55)	0.52	0.31	0.90	0.17

Less Distributions to Shareholders:
From net investment income	(0.23)		(0.46)	(0.44)	(0.45)	(0.47)	(0.46)

Net Asset Value, End of Period	$7.88		$10.32	$11.33	$11.25	$11.39	$10.96
Total return (b)(c)	(21.69	)%(d)	(4.96)%	4.61%	2.77%	8.35%	1.48%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.54	%(f)	1.50%	1.48%	1.45%	1.47%	1.49%
Interest expense and fees (g)	—		0.05%	0.07%	0.07%	0.06%	0.05%
Net expenses (e)	1.54	%(f)	1.55%	1.55%	1.52%	1.53%	1.54%
Waiver/Reimbursement	0.15	%(f)	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (e)	4.87	%(f)	4.24%	3.82%	3.99%	4.19%	4.44%
Portfolio turnover rate	9	%(d)	32%	27%	13%	7%	10%
Net assets, end of period (000's)	$7,484		$11,090	$14,134	$14,727	$13,593	$10,482

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class Z Shares			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$10.32		$11.33	$11.25	$11.39		$10.96	$11.25

Income from Investment Operations:
Net investment income (a)	0.27		0.54	0.53	0.54		0.56	0.58
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(2.44)		(1.01)	0.08	(0.14)		0.43	(0.32)

Total from investment operations	(2.17)		(0.47)	0.61	0.40		0.99	0.26

Less Distributions to Shareholders:
From net investment income	(0.27)		(0.54)	(0.53)	(0.54)		(0.56)	(0.55)

Net Asset Value, End of Period	$7.88		$10.32	$11.33	$11.25		$11.39	$10.96
Total return (b)	(21.37	)%(c)	(4.20)%	5.44%	3.59	%(d)	9.22%	2.33%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	0.74	%(f)	0.70%	0.68%	0.65%		0.67%	0.69%
Interest expense and fees (g)	—		0.05%	0.07%	0.07%		0.06%	0.05%
Net expenses (e)	0.74	%(f)	0.75%	0.75%	0.72%		0.73%	0.74%
Waiver/Reimbursement	—		—	—	—	%(h)	—	—
Net investment income (e)	5.66	%(f)	5.03%	4.63%	4.80%		4.99%	5.24%
Portfolio turnover rate	9	%(c)	32%	27%	13%		7%	10%
Net assets, end of period (000's)	$413,176		$629,219	$698,454	$576,355		$447,945	$341,394

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Note 1. Organization

Columbia High Yield Municipal Fund (the “Fund”), a series of Columbia Funds Series Trust I, (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On July 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1—quoted prices in active markets for identical securities

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

■	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3—significant unobservable inputs (including management’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(1,981,560)
Level 2 – Other Significant Observable Inputs	453,178,031	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$453,178,031	$(1,981,560)

*Other financial instruments consist of futures contracts which are not included in the investment portfolio.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”), was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives and hybrid financial instruments containing embedded credit derivatives. At December 31, 2008, the Fund has not entered into credit derivative contracts requiring FSB Staff Position 133-1 and FIN 45-4 disclosure.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140. Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on the Statement of Assets and Liabilities.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by

Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2008 was as follows:

Distributions paid from:
Tax-Exempt Income	$36,711,040
Ordinary Income*	36,891

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,534,236
Unrealized depreciation	(179,749,758)
Net unrealized depreciation	$(173,215,522)

The following capital loss carryforwards, determined as of June 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2009	$ 1,928,565
2010	1,780,434
2011	697,947
2012	1,587,432
2013	5,621,572
2014	466,991
2015	1,471,699
2016	5,694,295

Total	$ 19,248,935

Of the capital loss carryforwards attributable to the Fund, $2,176,490 ($1,081,414 will expire on June 30, 2009 and $1,095,076 will expire on June 30, 2010) was obtained upon the Fund’s merger with Liberty High Yield Municipal Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides the Fund with investment advisory services. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte., Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.450%
$100 million to $200 million	0.425%
Over $200 million	0.400%

For the six month period ended December 31, 2008, the Fund’s annualized effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $200 million	0.125%
Over $200 million	0.100%

For the six month period ended December 31, 2008, the Fund’s annualized effective administration fee rate was 0.11% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended December 31, 2008, there were no minimum account balance fees.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended December 31, 2008, the Distributor retained net underwriting discounts of $3,736 on sales of the Fund’s Class A shares and received net CDSC fees of $33, $10,540 and $283 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended December 31, 2008, these custody credits reduced total expenses by $3,853 for the Fund.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

Note 6. Portfolio Information

For the six month period ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the fund were $57,230,938 and $130,518,199, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, 66.4% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at December 31, 2008 invested in debt obligations issued by Florida (11.2%), California (5.5%) and Illinois (5.4%) and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states’ or territories’ municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At December 31, 2008, there were no private insurers who insured greater than 5% of the total investments of the Fund.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

(IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

Columbia High Yield Municipal Fund

December 31, 2008 (Unaudited)

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 10. Subsequent Event

Effective January 1, 2009, Columbia has voluntarily agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.65% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia High Yield Municipal Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods, and in the fourth quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia High Yield Municipal Fund’s total expenses were in the fifth quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Municipal Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield Municipal Fund

Semiannual Report, December 31, 2008

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/2779-1208 (02/09) 09-70822

Semiannual Report

December 31, 2008

Columbia Small Cap Value Fund I

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this step. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

A diversified portfolio is one of the keys to successful long-term investing. Diversification is the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help lower risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having the right investment mix doesn’t mean that the value of holdings will never go down, but rather helps strike the right balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major effect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The Board of Trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

Fund Profile – Columbia Small Cap Value Fund I

Summary

■

For the six-month period that ended December 31, 2008, the fund’s Class A shares returned negative 21.11% without sales charge. The fund’s return was in line with the negative 21.17% return of its benchmark, the Russell 2000 Value Index. [1] In a period of sharply declining stock prices, the fund held up better than the average return of its peer group, the Lipper Small-Cap Value Funds Classification, which returned negative 27.23%.[2] The fund’s long-standing focus on small-cap companies with strong balance sheets and attractive cash flows helped, as credit tightened and stock prices plunged in the fourth quarter. The fund further benefited versus the peer group from being defensively positioned early on, with more exposure than the index to health care and consumer staples stocks.

■

A decision to underweight consumer discretionary stocks relative to the index helped stem losses because they were some of the period’s weakest performers. In addition, the fund had little or no exposure to some of the consumer sector’s weakest industries, namely media, autos and auto parts. In addition, stock selection aided performance, led by Monro Muffler Brake, Inc. (0.8% of net assets), an auto repair chain benefiting from strong execution, increased market share and an aging vehicle fleet. An underweight and stock selection in the tiny telecommunications services sector, stock selection in technology and a modest overweight in consumer staples further aided relative performance.

The fund lost ground versus the index on its investments in industrials and energy. In industrials, stock selection was weak in some of the better performing industries, namely construction & engineering and airlines. Among detractors was KHD Humboldt Wedag International Ltd. (0.3% of net assets), a company that builds cement and processing plants overseas. It tumbled amid concerns that the global slowdown would hurt demand from emerging markets. An underweight in financials and an overweight in energy also hurt relative returns. Financials posted a more modest decline than other sectors, thanks to the federal government’s bailout plan, while energy stocks plummeted as oil prices fell.

■

During the fourth quarter, we moved the portfolio to a more neutral position, reducing defensive holdings and adding opportunistically to high quality stocks that we believe would benefit from improved economic growth. In that regard, the fund heads into 2009 with modest overweights in technology, materials and industrials. Although the exact timing of an economic recovery remains uncertain, we believe that this overall positioning, with an emphasis on companies with solid balance sheets, strong cash flows and attractive valuations, should help the fund weather further volatility and help it capture opportunity if the economy turns around.

Portfolio Management

Stephen Barbaro has managed or co-managed the fund since June 2002 and has been with advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. The price of the company’s stock may not approach the value the advisor has placed on it.

[1]

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 12/31/08

–21.11% Class A shares (without sales charge)

–21.17% Russell 2000 Value Index

Morningstar Style box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Performance Information – Columbia Small Cap Value Fund I

Annual operating expense ratio (%)*

Class A	1.30
Class B	2.05
Class C	2.05
Class Z	1.05

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 12/31/08 ($)
Class A	29.15
Class B	23.93
Class C	25.32
Class Z	30.49

Distributions declared per share

07/01/08 – 12/31/08 ($)
Class A	1.94
Class B	1.93
Class C	1.93
Class Z	1.99

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 01/01/99 – 12/31/08 ($)

Sales charge	without	with
Class A	18,505	17,440
Class B	17,147	17,147
Class C	17,161	17,161
Class Z	18,995	n/a

The table above shows the performance in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 12/31/08 (%)

Share Class	A		B		C		Z
Inception	07/25/86		11/09/92		01/15/96		07/31/95
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	-21.11	-25.64	-21.41	-25.04	-21.39	-22.12	-21.02
1-year	-28.23	-32.36	-28.77	-32.06	-28.77	-29.43	-28.07
5-year	1.51	0.31	0.75	0.48	0.75	0.75	1.77
10-year	6.35	5.72	5.54	5.54	5.55	5.55	6.63

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Small Cap Value Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

07/01/08 – 12/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	788.88	1,018.10	6.36	7.17	1.41
Class B	1,000.00	1,000.00	785.90	1,014.32	9.72	10.97	2.16
Class C	1,000.00	1,000.00	786.11	1,014.32	9.72	10.97	2.16
Class Z	1,000.00	1,000.00	789.79	1,019.36	5.23	5.90	1.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Common Stocks – 99.3%

	Shares	Value ($)
Consumer Discretionary – 8.7%
Auto Components – 0.4%
BorgWarner, Inc.	124,420	2,708,623

Auto Components Total		2,708,623

Diversified Consumer Services – 0.4%
Regis Corp.	133,245	1,936,050
Sotheby’s	145,440	1,292,961

Diversified Consumer Services Total		3,229,011

Hotels, Restaurants & Leisure – 1.9%
Benihana, Inc., Class A (a)	505,336	1,061,206
Bob Evans Farms, Inc.	138,920	2,838,136
CEC Entertainment, Inc. (a)	112,400	2,725,700
Jack in the Box, Inc. (a)	117,580	2,597,342
Landry’s Restaurants, Inc.	184,510	2,140,316
Red Robin Gourmet Burgers, Inc. (a)	132,670	2,232,836

Hotels, Restaurants & Leisure Total		13,595,536

Household Durables – 1.3%
American Greetings Corp., Class A	375,780	2,844,655
Cavco Industries, Inc. (a)	80,436	2,162,924
CSS Industries, Inc.	102,764	1,823,033
Ethan Allen Interiors, Inc.	85,650	1,230,791
Furniture Brands International, Inc.	182,330	402,949
Universal Electronics, Inc. (a)	87,083	1,412,486

Household Durables Total		9,876,838

Internet & Catalog Retail – 0.2%
NutriSystem, Inc.	110,880	1,617,739

Internet & Catalog Retail Total		1,617,739

Leisure Equipment & Products – 0.2%
Brunswick Corp.	325,034	1,368,393

Leisure Equipment & Products Total		1,368,393

Multiline Retail – 0.2%
Saks, Inc. (a)	340,210	1,490,120

Multiline Retail Total		1,490,120

Specialty Retail – 3.0%
America’s Car-Mart, Inc. (a)	289,750	4,001,447
Foot Locker, Inc.	179,096	1,314,565
Monro Muffler Brake, Inc.	241,246	6,151,773
OfficeMax, Inc.	373,930	2,856,825
Rent-A-Center, Inc. (a)	296,415	5,231,725
Shoe Carnival, Inc. (a)	187,070	1,786,519
Zale Corp. (a)	124,100	413,253

Specialty Retail Total		21,756,107

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.1%
Hampshire Group Ltd. (a)	146,686	586,744
Movado Group, Inc.	235,370	2,210,124
Phillips-Van Heusen Corp.	104,640	2,106,403
Wolverine World Wide, Inc.	158,210	3,328,739

Textiles, Apparel & Luxury Goods Total		8,232,010

Consumer Discretionary Total		63,874,377

Consumer Staples – 5.6%
Food & Staples Retailing – 2.7%
BJ’s Wholesale Club, Inc. (a)	115,930	3,971,762
Casey’s General Stores, Inc.	88,540	2,016,056
Ruddick Corp.	126,400	3,494,960
Spartan Stores, Inc.	101,470	2,359,177
Weis Markets, Inc.	201,419	6,773,721
Whole Foods Market, Inc.	159,140	1,502,282

Food & Staples Retailing Total		20,117,958

Food Products – 2.6%
Flowers Foods, Inc.	90,213	2,197,589
Fresh Del Monte Produce, Inc. (a)	188,924	4,235,676
J & J Snack Foods Corp.	94,084	3,375,734
Lancaster Colony Corp.	57,663	1,977,841
Lance, Inc.	185,761	4,261,357
Ralcorp Holdings, Inc. (a)	55,420	3,236,528

Food Products Total		19,284,725

Personal Products – 0.3%
NBTY, Inc. (a)	128,160	2,005,704

Personal Products Total		2,005,704

Consumer Staples Total		41,408,387

Energy – 2.9%
Energy Equipment & Services – 1.0%
Lufkin Industries, Inc.	64,400	2,221,800
Patterson-UTI Energy, Inc.	90,910	1,046,374
TGC Industries, Inc. (a)	279,858	579,306
Tidewater, Inc.	88,390	3,559,466

Energy Equipment & Services Total		7,406,946

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – 1.9%
Comstock Resources, Inc. (a)	67,170	3,173,782
Holly Corp.	207,340	3,779,808
Nordic American Tanker Shipping	78,007	2,632,736
Stone Energy Corp. (a)	154,879	1,706,767
Swift Energy Co. (a)	150,860	2,535,957

Oil, Gas & Consumable Fuels Total		13,829,050

Energy Total		21,235,996

Financials – 35.1%
Capital Markets – 1.1%
Federated Investors, Inc., Class B	117,550	1,993,648
Janus Capital Group, Inc.	242,520	1,947,436
Piper Jaffray Companies, Inc. (a)	108,361	4,308,433

Capital Markets Total		8,249,517

Commercial Banks – 9.3%
BancFirst Corp.	97,604	5,165,204
BancTrust Financial Group, Inc.	318,008	4,693,798
Bank of Granite Corp.	355,583	871,178
Bryn Mawr Bank Corp.	191,474	3,848,627
Capital Corp. of the West	276,518	259,927
Capitol Bancorp Ltd.	236,149	1,841,962
Chemical Financial Corp.	262,253	7,311,614
Columbia Banking System, Inc.	199,145	2,375,800
Community Trust Bancorp, Inc.	122,381	4,497,502
First Citizens BancShares, Inc., Class A	38,037	5,812,054
First Financial Corp.	160,997	6,599,267
First National Bank of Alaska	1,501	2,386,590
Mass Financial Corp., Class A (a)	287,270	1,220,898
Merchants Bancshares, Inc.	186,005	3,495,034
Northfield Bancorp, Inc.	220,873	2,484,821
Northrim BanCorp, Inc.	207,411	2,128,037
South Financial Group, Inc.	564,020	2,436,566
Sterling Bancorp NY	287,176	4,029,079
Taylor Capital Group, Inc.	216,945	1,269,128
West Coast Bancorp	257,950	1,699,891
Whitney Holding Corp.	242,960	3,884,930

Commercial Banks Total		68,311,907

Consumer Finance – 0.8%
Cash America International, Inc.	212,590	5,814,336

Consumer Finance Total		5,814,336

Diversified Financial Services – 0.8%
Medallion Financial Corp.	460,941	3,516,980
Pico Holdings, Inc. (a)	80,740	2,146,069

Diversified Financial Services Total		5,663,049

	Shares	Value ($)
Insurance – 9.1%
Baldwin & Lyons, Inc., Class B	173,522	3,156,365
CNA Surety Corp. (a)	318,549	6,116,141
eHealth, Inc. (a)	188,330	2,501,022
EMC Insurance Group, Inc.	189,679	4,865,266
FBL Financial Group, Inc. Class A	143,921	2,223,579
Genworth Financial, Inc., Class A	327,698	927,385
Harleysville Group, Inc.	103,554	3,596,430
Horace Mann Educators Corp.	381,193	3,503,164
National Western Life Insurance Co., Class A	19,558	3,308,627
Navigators Group, Inc. (a)	102,510	5,628,824
Phoenix Companies, Inc.	774,935	2,534,038
RAM Holdings Ltd. (a)	836,040	309,335
RLI Corp.	65,141	3,984,024
Safety Insurance Group, Inc.	138,500	5,271,310
Selective Insurance Group, Inc.	191,314	4,386,830
Stewart Information Services Corp.	200,360	4,706,456
United America Indemnity Ltd., Class A (a)	607,085	7,776,759
United Fire & Casualty Co.	73,583	2,286,224

Insurance Total		67,081,779

Real Estate Investment Trusts (REITs) – 7.1%
DCT Industrial Trust, Inc.	680,748	3,444,585
DiamondRock Hospitality Co.	616,780	3,127,075
Duke Realty Corp.	199,730	2,189,041
DuPont Fabros Technology, Inc.	297,831	616,510
Franklin Street Properties Corp.	399,850	5,897,787
Getty Realty Corp.	129,527	2,727,839
LaSalle Hotel Properties	263,632	2,913,134
Mack-Cali Realty Corp.	56,120	1,374,940
National Health Investors, Inc.	167,037	4,581,825
Potlatch Corp.	195,480	5,084,435
Realty Income Corp.	222,350	5,147,402
Sun Communities, Inc.	281,688	3,943,632
Sunstone Hotel Investors, Inc.	356,190	2,204,816
Universal Health Realty Income Trust	140,593	4,626,916
Urstadt Biddle Properties, Inc., Class A	258,492	4,117,777

Real Estate Investment Trusts (REITs) Total		51,997,714

Real Estate Management & Development – 0.5%
Avatar Holdings, Inc. (a)	68,850	1,825,902
Maui Land & Pineapple Co., Inc. (a)	140,692	1,889,494

Real Estate Management & Development Total		3,715,396

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 6.4%
Bank Mutual Corp.	457,056	5,274,426
BankFinancial Corp.	324,380	3,305,432
Beneficial Mutual Bancorp, Inc. (a)	393,028	4,421,565
Brookline Bancorp, Inc.	524,950	5,590,718
Clifton Savings Bancorp, Inc.	318,954	3,782,794
Corus Bankshares, Inc.	728,163	808,261
ESSA Bancorp, Inc.	212,148	2,997,651
Home Federal Bancorp, Inc.	406,700	4,359,824
TrustCo Bank Corp. NY	373,314	3,550,216
United Financial Bancorp, Inc.	262,156	3,969,042
Washington Federal, Inc.	280,670	4,198,823
Westfield Financial, Inc.	471,793	4,868,904

Thrifts & Mortgage Finance Total		47,127,656

Financials Total		257,961,354

Health Care – 6.9%
Health Care Equipment & Supplies – 0.9%
Analogic Corp.	71,160	1,941,245
Hill-Rom Holdings, Inc.	52,916	870,997
STERIS Corp.	158,780	3,793,254

Health Care Equipment & Supplies Total		6,605,496

Health Care Providers & Services – 5.4%
AmSurg Corp. (a)	129,800	3,029,532
Cross Country Healthcare, Inc. (a)	396,004	3,480,875
Gentiva Health Services, Inc. (a)	165,890	4,853,941
Healthspring, Inc. (a)	100,205	2,001,094
Kindred Healthcare, Inc. (a)	245,380	3,194,848
Magellan Health Services, Inc. (a)	58,390	2,286,552
NovaMed, Inc. (a)	583,819	2,020,014
Owens & Minor, Inc.	121,781	4,585,055
Mednax, Inc. (a)	92,614	2,935,864
RehabCare Group, Inc. (a)	294,247	4,460,784
Res-Care, Inc. (a)	328,078	4,927,732
U.S. Physical Therapy, Inc. (a)	158,885	2,117,937

Health Care Providers & Services Total		39,894,228

Life Sciences Tools & Services – 0.6%
PAREXEL International Corp. (a)	222,050	2,156,106
Varian, Inc. (a)	62,240	2,085,662

Life Sciences Tools & Services Total		4,241,768

Health Care Total		50,741,492

	Shares	Value ($)
Industrials – 15.0%
Aerospace & Defense – 0.9%
AAR Corp. (a)	136,644	2,515,616
Esterline Technologies Corp. (a)	57,830	2,191,179
Moog, Inc., Class A (a)	54,760	2,002,573

Aerospace & Defense Total		6,709,368

Airlines – 0.8%
Republic Airways Holdings, Inc. (a)	125,299	1,336,940
Skywest, Inc.	246,430	4,583,598

Airlines Total		5,920,538

Building Products – 1.6%
Ameron International Corp.	43,941	2,764,768
Builders FirstSource, Inc. (a)	461,646	706,318
Lennox International, Inc.	120,080	3,877,383
NCI Building Systems, Inc. (a)	161,100	2,625,930
Universal Forest Products, Inc.	80,400	2,163,564

Building Products Total		12,137,963

Commercial Services & Supplies – 1.4%
ABM Industries, Inc.	140,170	2,670,239
Casella Waste Systems, Inc., Class A (a)	269,768	1,100,653
Consolidated Graphics, Inc. (a)	159,880	3,619,683
United Stationers, Inc. (a)	86,210	2,887,173

Commercial Services & Supplies Total		10,277,748

Construction & Engineering – 1.7%
Dycom Industries, Inc. (a)	250,120	2,055,986
EMCOR Group, Inc. (a)	228,120	5,116,732
KBR, Inc.	182,040	2,767,008
KHD Humboldt Wedag International Ltd. (a)	204,552	2,284,846

Construction & Engineering Total		12,224,572

Electrical Equipment – 1.1%
Belden, Inc.	137,180	2,864,318
GrafTech International Ltd. (a)	439,210	3,654,227
Woodward Governor Co.	71,480	1,645,470

Electrical Equipment Total		8,164,015

Machinery – 2.2%
Astec Industries, Inc. (a)	90,707	2,841,850
EnPro Industries, Inc. (a)	173,702	3,741,541
FreightCar America, Inc.	115,761	2,114,954
Harsco Corp.	73,916	2,045,995
Kadant, Inc. (a)	85,129	1,147,539
LB Foster Co., Class A (a)	75,630	2,365,706
Robbins & Myers, Inc.	113,470	1,834,810

Machinery Total		16,092,395

See Accompanying Notes to Financial Statements.

6

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Professional Services – 1.8%
CBIZ, Inc. (a)	306,321	2,649,677
CDI Corp.	209,787	2,714,644
Korn/Ferry International (a)	217,300	2,481,566
MPS Group, Inc. (a)	669,306	5,039,874

Professional Services Total		12,885,761

Road & Rail – 2.3%
Genesee & Wyoming, Inc., Class A (a)	111,360	3,396,480
Heartland Express, Inc.	211,815	3,338,204
Knight Transportation, Inc.	127,400	2,053,688
Ryder System, Inc.	39,610	1,536,076
Werner Enterprises, Inc.	385,150	6,678,501

Road & Rail Total		17,002,949

Trading Companies & Distributors – 1.2%
Kaman Corp.	160,141	2,903,357
Watsco, Inc.	146,570	5,628,288

Trading Companies & Distributors Total		8,531,645

Industrials Total		109,946,954

Information Technology – 12.1%
Communications Equipment – 2.6%
ADC Telecommunications, Inc. (a)	352,110	1,926,042
Anaren, Inc. (a)	230,700	2,756,865
Bel Fuse, Inc., Class B	72,820	1,543,784
Black Box Corp.	123,077	3,214,771
Brocade Communications Systems, Inc. (a)	366,820	1,027,096
Ciena Corp. (a)	269,320	1,804,444
Comtech Telecommunications Corp. (a)	46,740	2,141,627
Emulex Corp. (a)	291,140	2,032,157
Tellabs, Inc. (a)	717,060	2,954,287

Communications Equipment Total		19,401,073

Computers & Peripherals – 0.6%
Electronics for Imaging, Inc. (a)	222,330	2,125,475
QLogic Corp. (a)	192,520	2,587,469

Computers & Peripherals Total		4,712,944

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 2.7%
Anixter International, Inc. (a)	113,200	3,409,584
Benchmark Electronics, Inc. (a)	363,850	4,646,364
Brightpoint, Inc. (a)	473,804	2,061,047
CPI International, Inc. (a)	228,380	1,977,771
MTS Systems Corp.	115,294	3,071,432
NAM TAI Electronics, Inc.	510,243	2,806,337
Plexus Corp. (a)	106,690	1,808,396

Electronic Equipment, Instruments & Components Total		19,780,931

IT Services – 1.6%
CACI International, Inc., Class A (a)	87,310	3,936,808
CSG Systems International, Inc. (a)	159,858	2,792,719
MAXIMUS, Inc.	95,500	3,353,005
TeleTech Holdings, Inc. (a)	170,350	1,422,423

IT Services Total		11,504,955

Semiconductors & Semiconductor Equipment – 2.5%
Actel Corp. (a)	257,447	3,017,279
Advanced Energy Industries, Inc. (a)	138,610	1,379,170
ATMI, Inc. (a)	136,670	2,108,818
Fairchild Semiconductor International, Inc. (a)	423,280	2,069,839
Kulicke & Soffa Industries, Inc. (a)	490,078	833,133
Mattson Technology, Inc. (a)	496,430	699,966
MKS Instruments, Inc. (a)	140,341	2,075,643
Skyworks Solutions, Inc. (a)	246,830	1,367,438
Standard Microsystems Corp. (a)	130,630	2,134,494
Varian Semiconductor Equipment Associates, Inc. (a)	54,082	979,966
Zoran Corp. (a)	265,917	1,816,213

Semiconductors & Semiconductor Equipment Total		18,481,959

Software – 2.1%
Jack Henry & Associates, Inc.	110,680	2,148,299
Lawson Software, Inc. (a)	187,837	890,347
Mentor Graphics Corp. (a)	260,505	1,346,811
MSC.Software Corp. (a)	368,160	2,459,309
Progress Software Corp. (a)	96,210	1,853,005
SPSS, Inc. (a)	74,640	2,012,294
Sybase, Inc. (a)	177,450	4,395,436

Software Total		15,105,501

Information Technology Total		88,987,363

See Accompanying Notes to Financial Statements.

7

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials – 5.8%
Chemicals – 1.6%
Cytec Industries, Inc.	100,720	2,137,279
H.B. Fuller Co.	321,920	5,186,131
OM Group, Inc. (a)	214,200	4,521,762

Chemicals Total		11,845,172

Construction Materials – 0.5%
Eagle Materials, Inc.	194,861	3,587,391

Construction Materials Total		3,587,391

Containers & Packaging – 1.4%
Greif, Inc., Class A	68,084	2,276,048
Greif, Inc., Class B	160,967	5,472,878
Packaging Corp. of America	157,711	2,122,790

Containers & Packaging Total		9,871,716

Metals & Mining – 1.9%
Carpenter Technology Corp.	90,810	1,865,237
Harry Winston Diamond Corp.	338,050	1,551,649
Haynes International, Inc. (a)	83,730	2,061,433
RTI International Metals, Inc. (a)	217,880	3,117,863
Schnitzer Steel Industries, Inc., Class A	67,780	2,551,917
Worthington Industries, Inc.	273,390	3,012,758

Metals & Mining Total		14,160,857

Paper & Forest Products – 0.4%
Clearwater Paper Corp. (a)	269,793	2,263,562
Mercer International, Inc. (a)	412,399	791,806

Paper & Forest Products Total		3,055,368

Materials Total		42,520,504

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.2%
Warwick Valley Telephone Co.	212,000	1,937,680

Diversified Telecommunication Services Total		1,937,680

Wireless Telecommunication Services – 0.5%
Syniverse Holdings, Inc. (a)	288,120	3,440,153

Wireless Telecommunication Services Total		3,440,153

Telecommunication Services Total		5,377,833

	Shares	Value ($)
Utilities – 6.5%
Electric Utilities – 3.4%
ALLETE, Inc.	139,450	4,500,051
El Paso Electric Co. (a)	266,929	4,828,746
Great Plains Energy, Inc.	162,830	3,147,504
Hawaiian Electric Industries, Inc.	108,060	2,392,448
Maine & Maritimes Corp.	45,389	1,763,363
MGE Energy, Inc.	136,833	4,515,489
UIL Holdings Corp.	145,026	4,355,131

Electric Utilities Total		25,502,732

Independent Power Producers & Energy Traders – 0.7%
Black Hills Corp.	189,650	5,112,964

Independent Power Producers & Energy Traders Total		5,112,964

Multi-Utilities – 2.4%
Avista Corp.	258,310	5,006,047
CH Energy Group, Inc.	153,105	7,868,066
NorthWestern Corp.	196,400	4,609,508

Multi-Utilities Total		17,483,621

Utilities Total		48,099,317

Total Common Stocks (cost of $864,174,814)		730,153,577
	Par ($)
Short-Term Obligation – 0.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $5,353,523 (repurchase proceeds $5,241,003)	5,241,000	5,241,000

Total Short-Term Obligation (cost of $5,241,000)		5,241,000

Total Investments – 100.0% (cost of $869,415,814)(b)		735,394,577

Other Assets & Liabilities, Net – 0.0%		220,026

Net Assets – 100.0%		735,614,603

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $869,415,814.

At December 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	35.1
Industrials	15.0
Information Technology	12.1
Consumer Discretionary	8.7
Health Care	6.9
Utilities	6.5
Materials	5.8
Consumer Staples	5.6
Energy	2.9
Telecommunication Services	0.7

99.3
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	0.0

100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

		($)
Assets	Investments, at cost	869,415,814

	Investments, at value	735,394,577
	Cash	25,700
	Receivable for:
	Investments sold	298,596
	Fund shares sold	2,917,368
	Dividends	1,427,412
	Interest	1
	Trustees' deferred compensation plan	45,903
	Other assets	36,417

	Total Assets	740,145,974

Liabilities	Payable for:
	Investments purchased	1,521,140
	Fund shares repurchased	1,815,135
	Investment advisory fee	457,016
	Transfer agent fee	396,598
	Pricing and bookkeeping fees	14,288
	Trustees' fees	16,187
	Custody fee	11,249
	Distribution and service fees	152,598
	Interest expense	313
	Chief compliance officer expenses	297
	Trustees' deferred compensation plan	45,903
	Other liabilities	100,647

	Total Liabilities	4,531,371

	Net Assets	735,614,603

Net Assets Consist of	Paid-in capital	903,686,228
	Undistributed net investment income	3,231,739
	Accumulated net realized loss	(37,282,127)
	Net unrealized appreciation (depreciation) on investments	(134,021,237)

	Net Assets	735,614,603

Class A	Net assets	$419,486,206
	Shares outstanding	14,390,113
	Net asset value per share	$29.15	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($29.15/0.9425)	$30.93	(b)

Class B	Net assets	$34,034,253
	Shares outstanding	1,422,176
	Net asset value and offering price per share	$23.93	(a)

Class C	Net assets	$46,545,649
	Shares outstanding	1,838,449
	Net asset value and offering price per share	$25.32	(a)

Class Z	Net assets	$235,548,495
	Shares outstanding	7,724,182
	Net asset value, offering and redemption price per share	$30.49

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Small Cap Value Fund I

For the Six Months Ended December 31, 2008 (Unaudited)

		($)
Investment Income	Dividends	9,311,799
	Interest	29,677
	Foreign taxes withheld	(1,489)

	Total Investment Income	9,339,987

Expenses	Investment advisory fee	3,223,055
	Distribution fee:
	Class B	163,711
	Class C	208,883
	Service fee:
	Class A	609,968
	Class B	54,570
	Class C	69,627
	Transfer agent fee	1,041,331
	Pricing and bookkeeping fees	74,940
	Trustees' fees	32,016
	Custody fee	93,946
	Chief compliance officer expenses	552
	Other expenses	337,496

	Expenses before interest expense	5,910,095
	Interest expense	518

	Total Expenses	5,910,613
	Expense reductions	(1,980)

	Net Expenses	5,908,633

	Net Investment Income	3,431,354
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain (loss) on:
	Investments	(27,470,632)
	Foreign currency transactions	1,600

	Net realized loss	(27,469,032)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(168,295,942)
	Foreign currency translations	52

	Net change in unrealized appreciation (depreciation)	(168,295,890)

	Net Loss	(195,764,922)

	Net Decrease Resulting from Operations	(192,333,568)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended December 31, 2008($)	Year Ended June 30, 2008($)

Operations	Net investment income	3,431,354	2,211,776
	Net realized gain (loss) on investments and foreign currency transactions	(27,469,032)	55,032,503
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(168,295,890)	(234,008,590)

	Net decrease resulting from operations	(192,333,568)	(176,764,311)

Distributions to Shareholders	From net investment income:
	Class A	(96,614)	(1,590,109)
	Class Z	(409,920)	(1,242,987)
	From net realized gains:
	Class A	(26,043,809)	(50,668,302)
	Class B	(2,603,676)	(7,829,642)
	Class C	(3,321,986)	(7,569,234)
	Class Z	(13,590,136)	(20,406,711)

	Total distributions to shareholders	(46,066,141)	(89,306,985)

	Net Capital Stock Transactions	112,875,270	101,825,529

	Total decrease in net assets	(125,524,439)	(164,245,767)

Net Assets	Beginning of period	861,139,042	1,025,384,809
	End of period	735,614,603	861,139,042
	Undistributed net investment income, at end of period	3,231,739	306,919

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Capital Stock Activity

	(Unaudited)
	Six Months Ended December 31, 2008		Year Ended June 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)

Class A
Subscriptions	3,108,821	110,504,243	3,614,777	161,334,656
Distributions reinvested	847,959	23,836,086	1,043,838	46,962,310
Redemptions	(2,570,288)	(88,559,123)	(4,368,142)	(198,705,832)

Net increase	1,386,492	45,781,206	290,473	9,591,134

Class B
Subscriptions	80,925	2,302,370	67,445	2,588,620
Distributions reinvested	103,515	2,390,100	191,638	7,232,413
Redemptions	(301,108)	(8,781,961)	(908,991)	(34,087,764)

Net decrease	(116,668)	(4,089,491)	(649,908)	(24,266,731)

Class C
Subscriptions	266,764	7,954,585	316,737	12,871,921
Distributions reinvested	104,711	2,558,067	142,870	5,680,491
Redemptions	(289,233)	(8,658,449)	(582,164)	(23,008,126)

Net increase (decrease)	82,242	1,854,203	(122,557)	(4,455,714)

Class Z
Subscriptions	2,578,539	92,660,895	3,680,443	179,006,809
Distributions reinvested	348,224	10,237,790	312,515	14,650,724
Redemptions	(919,424)	(33,569,333)	(1,542,658)	(72,700,693)

Net increase	2,007,339	69,329,352	2,450,300	120,956,840

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class A Shares			2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$39.50		$52.16		$48.03		$43.12		$42.17	$31.39

Income from Investment Operations:
Net investment income (a)	0.15	(b)	0.15		0.12	(c)	0.06		0.11	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(8.56)		(8.46)		7.61		6.82		4.46	11.88

Total from investment operations	(8.41)		(8.31)		7.73		6.88		4.57	11.96

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.14)		(0.01)		—		—	—
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.62)	(1.18)

Total distributions to shareholders	(1.94)		(4.35)		(3.60)		(1.97)		(3.62)	(1.18)

Net Asset Value, End of Period	$29.15		$39.50		$52.16		$48.03		$43.12	$42.17
Total return (d)	(21.11	)%(e)	(16.96)%		16.61%		16.25	%(f)(g)	10.99%	38.58	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.41	%(i)	1.26%		1.29%		1.28%		1.32%	1.42%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	1.41	%(i)	1.26%		1.29%		1.28%		1.32%	1.42%
Waiver/Reimbursement	—		—		—		0.01%		—	0.01%
Net investment income (h)	0.84	%(i)	0.29%		0.25%		0.13%		0.28%	0.22%
Portfolio turnover rate	26	%(e)	40%		39%		32%		31%	46%
Net assets, end of period (000's)	$419,486		$513,671		$663,160		$505,971		$396,568	$292,365

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class B Shares			2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$33.00		$44.51		$41.75		$38.00		$37.60	$28.18

Income from Investment Operations:
Net investment income (loss) (a)	0.01	(b)	(0.21)		(0.24	)(c)	(0.26)		(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.15)		(7.09)		6.59		5.98		3.96	10.64

Total from investment operations	(7.14)		(7.30)		6.35		5.72		3.78	10.46

Less Distributions to Shareholders:
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.38)	(1.04)

Net Asset Value, End of Period	$23.93		$33.00		$44.51		$41.75		$38.00	$37.60
Total return (d)	(21.41	)%(e)	(17.58)%		15.74%		15.36	%(f)(g)	10.18%	37.58	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.16	%(i)	2.01%		2.04%		2.03%		2.07%	2.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	2.16	%(i)	2.01%		2.04%		2.03%		2.07%	2.17%
Waiver/Reimbursement	—		—		—		0.01%		—	0.01%
Net investment income (loss) (h)	0.05	%(i)	(0.47)%		(0.55)%		(0.64)%		(0.47)%	(0.53)%
Portfolio turnover rate	26	%(e)	40%		39%		32%		31%	46%
Net assets, end of period (000's)	$34,034		$50,784		$97,425		$135,721		$182,648	$213,159

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class C Shares			2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$34.76		$46.65		$43.60		$39.60		$39.05	$29.24

Income from Investment Operations:
Net investment income (loss) (a)	0.01	(b)	(0.22)		(0.23	)(c)	(0.26)		(0.18)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.52)		(7.46)		6.87		6.23		4.11	11.04

Total from investment operations	(7.51)		(7.68)		6.64		5.97		3.93	10.85

Less Distributions to Shareholders:
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.38)	(1.04)

Net Asset Value, End of Period	$25.32		$34.76		$46.65		$43.60		$39.60	$39.05
Total return (d)	(21.39	)%(e)	(17.59)%		15.74%		15.37	%(f)(g)	10.19%	37.56	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.16	%(i)	2.01%		2.04%		2.03%		2.07%	2.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	2.16	%(i)	2.01%		2.04%		2.03%		2.07%	2.17%
Waiver/Reimbursement	—		—		—		0.01%		—	0.01%
Net investment income (loss) (h)	0.08	%(i)	(0.47)%		(0.51)%		(0.62)%		(0.47)%	(0.53)%
Portfolio turnover rate	26	%(e)	40%		39%		32%		31%	46%
Net assets, end of period (000's)	$46,546		$61,053		$87,642		$68,436		$57,471	$38,798

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2008		Year Ended June 30,
Class Z Shares			2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$41.22		$54.23		$49.79		$44.54		$43.41	$32.24

Income from Investment Operations:
Net investment income (a)	0.21	(b)	0.30		0.26	(c)	0.18		0.23	0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(8.95)		(8.84)		7.90		7.05		4.62	12.19

Total from investment operations	(8.74)		(8.54)		8.16		7.23		4.85	12.40

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.26)		(0.13)		(0.01)		—	—
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.72)	(1.23)

Total distributions to shareholders	(1.99)		(4.47)		(3.72)		(1.98)		(3.72)	(1.23)

Net Asset Value, End of Period	$30.49		$41.22		$54.23		$49.79		$44.54	$43.41
Total return (d)	(21.02	)%(e)	(16.74)%		16.91%		16.51	%(f)(g)	11.34%	38.94	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.16	%(i)	1.01%		1.04%		1.03%		1.07%	1.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	1.16	%(i)	1.01%		1.04%		1.03%		1.07%	1.17%
Waiver/Reimbursement	—		—		—		0.01%		—	0.01%
Net investment income (h)	1.13	%(i)	0.55%		0.51%		0.37%		0.53%	0.52%
Portfolio turnover rate	26	%(e)	40%		39%		32%		31%	46%
Net assets, end of period (000's)	$235,548		$235,632		$177,158		$113,833		$83,508	$65,526

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Note 1. Organization

Columbia Small Cap Value Fund I (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On July 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

18

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

■	Level 3 — significant unobservable inputs (including management’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$730,153,577	$—
Level 2 – Other Significant Observable Inputs	5,241,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$735,394,577	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

19

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$14,936,561
Long-Term Capital Gains	74,370,424
*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$88,414,701
Unrealized depreciation	(222,435,938)
Net unrealized depreciation	$(134,021,237)

The following capital loss carryforwards, determined as of June 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2009	$1,233,446
2012	3,700,337

Total	$4,933,783

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s

20

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the six month period ended December 31, 2008, the Fund’s annualized effective investment advisory fee rate was 0.78% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month

21

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

period ended December 31, 2008 there were no expense reductions related to minimum account balance fees.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended December 31, 2008, the Distributor has retained net underwriting discounts of $26,848 on sales of the Fund’s Class A shares and received net CDSC fees of $446, $46,205 and $4,720 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended December 31, 2008, these custody credits reduced total expenses by $1,980 for the Fund.

Note 6. Portfolio Information

For the six month period ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $286,906,986 and $213,401,664, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were

22

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended December 31, 2008, the average daily balance outstanding on days where borrowing existed was $2,500,000 at a weighted average interest rate of 0.945%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The Fund did not lend any securities during the six months ended December 31, 2008.

Note 9. Shares of Beneficial Interest

As of December 31, 2008, 7.1% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of December 31, 2008, the Fund had one shareholder that held 7.9% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On

23

Columbia Small Cap Value Fund I

December 31, 2008 (Unaudited)

September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Subsequent Event

Effective January 1, 2009, Columbia has voluntarily agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 1.10% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a

25

family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Small Cap Value Fund I’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three-, and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund I’s total expenses were in the third quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the

26

peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.	The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The

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12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.

In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to

30

management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses.

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)

Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

31

across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

33

Columbia Small Cap Value Fund I

Semiannual Report, December 31, 2008

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/2579-1208 (02/09) 09-70817

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date February 20, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 20, 2009